Exhibit 10.8

SPACE ABOVE THIS LINE RESERVED FOR CLERK'S USE

Recording requested by and

when recorded return to:

Thompson & Knight L.L.P.
1700 Pacific Avenue, Suite 3300
Dallas, TX 75201
Attention: Christopher White

Assumption, Extension and Modification Agreement

NOTICES TO RECORDERS:

FLORIDA     This Assumption, Extension and Modification Agreement extends and modifies that certain Mortgage, Assignment of Leases and Rents and Security Agreement recorded in Official Records Book 4218, at Page 0842 of the Public Records of Escambia County, Florida. The Notes described in this Modification Agreement were executed and delivered outside of the State of Florida and are secured by property located both inside and outside of the State of Florida. The value of the real property located in Florida is $5,300,000 and the value of the real property located outside the State of Florida is $48,000,000. The percentage that the value of the Florida real property bears to the value of all mortgaged property located both inside and outside the State of Florida is 9.797%. However, the Mortgagee has agreed to limit its recovery from the Florida property to less than the total amount of the Notes and has chosen the amount to be secured by Florida property to be $3,043,500. Accordingly, upon recordation hereof documentary stamp taxes are being paid in the amount of $10,653 and intangibles taxes are being paid in the amount of $6,087.

Assumption, Extension and Modification Agreement

     This ASSUMPTION, EXTENSION AND MODIFICATION AGREEMENT dated as of the 26th day of July, 2002, by and among ALS WEST, INC., a Delaware corporation doing business in Arizona as AHC West, Inc. (hereinafter called "Borrower"), GUARANTY BANK (formerly known as Guaranty Federal Bank, F.S.B.), a federal savings bank (hereinafter called "Lender"), and ALTERRA HEALTHCARE CORPORATION (formerly known as Alternative Living Services, Inc.), a Delaware corporation (hereinafter called "Alterra");

W I T N E S S E T H:

     WHEREAS, Borrower, Lender, in its capacity as agent and as a lender, and Alterra entered into that certain Master Loan Agreement dated as of January 8 1999, as modified by Modification of Master Loan Agreement dated March 15, 2000 and Second Modification of Master Loan Agreement dated May 31, 2000 (hereinafter called the "Master Loan Agreement");

     WHEREAS, Alterra has executed and delivered to Lender one certain promissory note (hereinafter called the "Mesa Note") dated December 22, 1997, payable to the order of Lender in the original principal sum of $2,344,000, with interest and principal payable as therein provided, a Construction Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (as modified and amended by Extension and Modification Agreement dated as of January 4, 1999, letter agreement dated March 22, 1999, Modification Agreement dated March 15, 2000, Fourth Modification Agreement dated May 31, 2000, and Fifth Extension Agreement dated January 4, 2001, hereinafter called the "Mesa Mortgage") dated of even date with the Mesa Note, securing the payment of the Mesa Note, covering certain real and personal property described therein (hereinafter called the "Mesa Property", the real property forming a part of which is more particularly described in Exhibit A-1 attached hereto and incorporated herein) recorded under File No. 97-0902731, Official Records of Maricopa County, Arizona, and an Assignment of Leases and Rents ( hereinafter called the "Mesa Assignment") dated of even date with the Mesa Note, providing a source of future payment of the Mesa Note, recorded under File No. 97-0902730, Official Records of Maricopa County, Arizona, reference being here made to the Mesa Mortgage and the Mesa Assignment and the record thereof for all purposes (the foregoing documents and all other documents executed by Alterra and/or any other party or parties evidencing or securing or otherwise in connection with the loan evidenced by the Mesa Note, being herein collectively called the "Mesa Loan Documents");

     WHEREAS, Alterra has executed and delivered to Lender one certain promissory note (hereinafter called the "Peoria Note") dated December 22, 1997, payable to the order of Lender in the original principal sum of $2,448,000, with interest and principal payable as therein provided, a Construction Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (as modified and amended by Extension and Modification Agreement dated as of January 4, 1999, letter agreement dated March 22, 1999, Modification Agreement dated March 15, 2000, Fourth Modification Agreement dated May 31, 2000, and Fifth Extension Agreement dated January 4, 2001, hereinafter called the "Peoria Mortgage") dated of even date with the Peoria Note, securing the payment of the Peoria Note, covering certain real and personal property described therein (hereinafter called the "Peoria Property", the real property forming a part of which is more particularly described in Exhibit A-2 attached hereto and incorporated herein) recorded under File No. 97-0902732, Official Records of Maricopa County, Arizona, and an Assignment of Leases and Rents (hereinafter called the "Peoria Assignment") dated of even date with the Peoria Note, providing a source of future payment of the Peoria Note, recorded under File No. 97-0902733, reference being here made to the Peoria Mortgage and the Peoria Assignment and the record thereof for all purposes (the foregoing documents and all other documents executed by Alterra and/or any other party or parties evidencing or securing or otherwise in connection with the loan evidenced by the Peoria Note, being herein collectively called the "Peoria Loan Documents");

     WHEREAS, Alterra has executed and delivered to Lender one certain promissory note (hereinafter called the "Pensacola Note") dated January 22, 1998, payable to the order of Lender in the original principal sum of $2,644,000, with interest and principal payable as therein provided, a Mortgage, Assignment of Leases and Rents and Security Agreement (as modified and amended by Extension and Modification Agreement dated as of January 4, 1999, letter agreement dated March 22, 1999, Modification Agreement dated March 15, 2000, Fourth Modification Agreement dated May 31, 2000, and Fifth Extension Agreement dated January 4, 2001, hereinafter called the "Pensacola Mortgage") dated of even date with the Pensacola Note, securing the payment of the Pensacola Note, covering certain real and personal property described therein (hereinafter called the "Pensacola Property", the real property forming a part of which is more particularly described in Exhibit A-3 attached hereto and incorporated herein) recorded under Instrument 98-454064 in Official Records Book 4218, Page 0842, Public Records of Escambia County, Florida, and an Assignment of Leases and Rents ( hereinafter called the "Pensacola Assignment") dated of even date with the Pensacola Note, providing a source of future payment of the Pensacola Note, recorded under Instrument 98-454065 in Official Records Book 4218, Page 0843, Public Records of Escambia County, Florida, reference being here made to the Pensacola Mortgage and the Pensacola Assignment and the record thereof for all purposes (the foregoing documents and all other documents executed by Alterra and/or any other party or parties evidencing or securing or otherwise in connection with the loan evidenced by the Pensacola Note, being herein collectively called the "Pensacola Loan Documents");

     WHEREAS, Alterra has executed and delivered to Lender one certain promissory note (hereinafter called the "Tucson Note") dated February 5, 1998, payable to the order of Lender in the original principal sum of $2,112,000, with interest and principal payable as therein provided, a Construction Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (as modified and amended by Extension and Modification Agreement dated as of February 5, 1999, letter agreement dated March 22, 1999, Modification Agreement dated March 15, 2000, Fourth Modification Agreement dated May 31, 2000, and Fifth Extension Agreement dated January 4, 2001, hereinafter called the "Tucson Mortgage") dated of even date with the Tucson Note, securing the payment of the Tucson Note, covering certain real and personal property described therein (hereinafter called the "Tucson Property", the real property forming a part of which is more particularly described in Exhibit A-4 attached hereto and incorporated herein) recorded in Pima County, Arizona by instrument in Docket 10729, Page 11, and an Assignment of Leases and Rents (hereinafter called the "Tucson Assignment") dated of even date with the Tucson Note, providing a source of future payment of the Tucson Note, recorded in Pima County, Arizona by instrument in Docket 10729, Page 64, reference being here made to the Tucson Mortgage and the Tucson Assignment and the record thereof for all purposes (the foregoing documents and all other documents executed by Alterra and/or any other party or parties evidencing or securing or otherwise in connection with the loan evidenced by the Tucson Note, being herein collectively called the "Tucson Loan Documents");

     WHEREAS, pursuant to the terms of the Master Loan Agreement, Borrower has executed and delivered to Lender one certain promissory note (hereinafter called the "Olympia Note") dated January 8, 1999, payable to the order of Lender in the original principal sum of $4,938,738, with interest and principal payable as therein provided, a Deed of Trust (with Security Agreement, Fixture Filing and Assignment of Leases and Rents) ( hereinafter called the "Olympia Mortgage") dated of even dated with the Olympia Note, covering certain real and personal property described therein (hereinafter called the "Olympia Property", the real property forming a part of which is more particularly described in Exhibit A-5 attached hereto and incorporated herein) recorded under File Nos. 3205188, 3205189, 3205190 and 3205191 in Thurston County, Washington, and an Assignment of Leases and Rents (hereinafter called the "Olympia Assignment") dated of even date with the Olympia Deed of Trust, providing a source of future payment of the Olympia Note, recorded under File No. 3205192 in Thurston County, Washington, reference being here made to the Olympia Mortgage and the Olympia Assignment and the record thereof for all purposes (the foregoing documents and all other documents executed by Borrower and/or any other party or parties evidencing or securing or otherwise in connection with the loan evidenced by the Olympia Note being herein collectively called the "Olympia Loan Documents");

     WHEREAS, pursuant to the terms of the Master Loan Agreement, Borrower has executed and delivered to Lender one certain promissory note (hereinafter called the "Spokane Note") dated January 8, 1999, payable to the order of Lender in the original principal sum of $4,542,758, with interest and principal payable as therein provided, a Deed of Trust (with Security Agreement, Fixture Filing and Assignment of Leases and Rents) (hereinafter called the "Spokane Mortgage") dated of even date with the Spokane Note, covering certain real and personal property described therein (hereinafter called the "Spokane Property", the real property forming a part of which is more particularly described in Exhibit A-6 attached hereto and incorporated herein) recorded under File Nos. 4319410, 4319411, 4319412 and 4319413 in Spokane County, Washington, and an Assignment of Leases and Rents (hereinafter called the "Spokane Assignment") dated of even date with the Spokane Mortgage, providing a source of future payment of the Spokane Note, recorded under File Nos. 4319414 and 4319415 in Spokane County, Washington, reference being here made to the Spokane Mortgage and the Spokane Assignment and the record thereof for all purposes (the foregoing documents and all other documents executed by Borrower and/or any other party or parties evidencing or securing or otherwise in connection with the loan evidenced by the Spokane Note being herein collectively called the "Spokane Loan Documents");

     WHEREAS, pursuant to the terms of the Master Loan Agreement, Borrower has executed and delivered to Lender one certain promissory note (hereinafter called the "Puyallup Note") dated January 8, 1999, payable to the order of Lender in the original principal sum of $4,633,862, with interest and principal payable as therein provided, a Deed of Trust (with Security Agreement, Fixture Filing and Assignment of Leases and Rents) (hereinafter called the "Puyallup Mortgage") dated of even date with the Puyallup Note, securing the payment of the Puyallup Note, covering certain real and personal property described therein (hereinafter called the "Puyallup Property", the real property forming a part of which is more particularly described in Exhibit A-7 attached hereto and incorporated herein) recorded under Recording Number 9901191056 in Pierce County, Washington, and an Assignment of Leases and Rents (hereinafter called the "Puyallup Assignment") dated of even date with the Puyallup Note, providing a source of future payment of the Puyallup Note, recorded under Recording Number 9901191057 in Pierce County, Washington, reference being here made to the Puyallup Mortgage and the Puyallup Assignment and the record thereof for all purposes (the foregoing documents and all other documents executed by Borrower and/or any other party or parties evidencing or securing or otherwise in connection with the loan evidenced by the Puyallup Note being herein collectively called the "Puyallup Loan Documents");

     WHEREAS, pursuant to the terms of the Master Loan Agreement, Borrower has executed and delivered to Lender one certain promissory note (hereinafter called the "Plymouth Note") dated January 8, 1999, payable to the order of Lender in the original principal sum of $4,880,809, with interest and principal payable as therein provided, a Mortgage and Security Agreement (and Fixture Financing Statement) (hereinafter called the "Plymouth Mortgage") dated of even date with the Plymouth Note, securing the payment of the Plymouth Note, covering certain real and personal property described therein (hereinafter called the "Plymouth Property", the real property forming a part of which is more particularly described in Exhibit A-8 attached hereto and incorporated herein) recorded under Document No. 1017926, Office of the Registrar of Titles, Hennepin County, Minnesota, and an Assignment of Leases and Rents (hereinafter called the "Plymouth Assignment") dated of even date with the Plymouth Note, providing a source of future payment of the Plymouth Note, recorded under Document No. 1017926, Office of Registrar of Titles, Hennepin County, Minnesota, reference being here made to the Plymouth Mortgage and the Plymouth Assignment and the record thereof for all purposes (the foregoing documents and all other documents executed by Borrower and/or any other party or parties evidencing or securing or otherwise in connection with the loan evidenced by the Plymouth Note being herein collectively called the "Plymouth Loan Documents");

     WHEREAS, pursuant to the terms of the Master Loan Agreement, Borrower has executed and delivered to Lender one certain promissory note (hereinafter called the "North Oaks Note") dated January 8, 1999, payable to the order of Lender in the original principal sum of $4,795,657, with interest and principal payable as therein provided, a Mortgage and Security Agreement (and Fixture Financing Statement) (hereinafter called the "North Oaks Mortgage") dated of even date with the North Oaks Note, securing the payment of the North Oaks Note, covering certain real and personal property described therein (hereinafter called the "North Oaks Property", the real property forming a part of which is more particularly described in Exhibit A-9 attached hereto and incorporated herein) recorded under Document No. 1528770 in the Registrar of Titles, Ramsey County, Minnesota, and an Assignment of Leases and Rents (hereinafter called the "North Oaks Assignment") dated of even date with the North Oaks Note, providing a source of future payment of the North Oaks Note, recorded under Document No. 1528770 in the Registrar of Titles, Ramsey County, Minnesota, reference being here made to the North Oaks Mortgage and the North Oaks Assignment and the record thereof for all purposes (the foregoing documents and all other documents executed by Borrower and/or any other party or parties evidencing or securing or otherwise in connection with the loan evidenced by the North Oaks Note being herein collectively called the "North Oaks Loan Documents");

     WHEREAS, pursuant to the terms of the Master Loan Agreement, Borrower has executed and delivered to Lender one certain promissory note (hereinafter called the "Eden Prairie Note") dated January 8, 1999, payable to the order of Lender in the original principal sum of $5,074,914, with interest and principal payable as therein provided, a Mortgage and Security Agreement (and Fixture Financing Statement) (hereinafter called the "Eden Prairie Mortgage") dated of even date with the Eden Prairie Note, securing the payment of the Eden Prairie Note, covering certain real and personal property described therein (hereinafter called the "Eden Prairie Property", the real property forming a part of which is more particularly described in Exhibit A-10 attached hereto and incorporated herein) recorded under Document No. 7037784, Hennepin County, Minnesota, and an Assignment of Leases and Rents (hereinafter called the "Eden Prairie Assignment") dated of even date with the Eden Prairie Mortgage, providing a source of future payment of the Eden Prairie Note, recorded under Document No. 7037785, Hennepin County, Minnesota, reference being here made to the Eden Prairie Mortgage and the Eden Prairie Assignment and the record thereof for all purposes (the foregoing documents and all other documents executed by Borrower and/or any other party or parties evidencing or securing or otherwise in connection with the loan evidenced by the Eden Prairie Note being herein collectively called the "Eden Prairie Loan Documents");

     WHEREAS, pursuant to the terms of the Master Loan Agreement, Borrower has executed and delivered to Lender one certain promissory note (hereinafter called the "Salem Note") dated February 23, 1999, payable to the order of Lender in the original principal sum of $2,084,073, with interest and principal payable as therein provided, an Open-End Mortgage, Assignment of Rents and Security Agreement (hereinafter called the "Salem Mortgage") dated of even date with the Salem Note, securing the payment of the Salem Note, covering certain real and personal property described therein (hereinafter called the "Salem Property", the real property forming a part of which is more particularly described in Exhibit A-11 attached hereto and incorporated herein) recorded in Volume 720, Page 790, Columbiana County, Ohio, and an Assignment of Leases and Rents (hereinafter called the "Salem Assignment") dated of even date with the Salem Note, providing a source of future payment of the Salem Note, in Volume 720, Page 830, Columbiana County, Ohio, reference being here made to the Salem Mortgage and the Salem Assignment and the record thereof for all purposes (the foregoing documents and all other documents executed by Borrower and/or any other party or parties evidencing or securing or otherwise in connection with the loan evidenced by the Salem Note being herein collectively called the "Salem Loan Documents");

     WHEREAS, pursuant to the terms of the Master Loan Agreement, Borrower has executed and delivered to Lender one certain promissory note (hereinafter called the "Portage Note") dated February 19, 1999, payable to the order of Lender in the original principal sum of $2,966,706, with interest and principal payable as therein provided, a Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement (hereinafter called the "Portage Mortgage") dated of even date with the Portage Note, securing the payment of the Portage Note, covering certain real and personal property described therein (hereinafter called the "Portage Property", the real property forming a part of which is more particularly described in Exhibit A-12 attached hereto and incorporated herein) recorded under File No. 1999-007160, Porter County, Indiana, and an Assignment of Leases and Rents (hereinafter called the "Portage Assignment") dated of even date with the Portage Note, providing a source of future payment of the Portage Note, under File No. 1999-007161, Porter County, Indiana, reference being here made to the Portage Mortgage and the Portage Assignment and the record thereof for all purposes (the foregoing documents and all other documents executed by Borrower and/or any other party or parties evidencing or securing or otherwise in connection with the loan evidenced by the Portage Note being herein collectively called the "Portage Loan Documents");

     WHEREAS, pursuant to the terms of the Master Loan Agreement, Borrower has executed and delivered to Lender one certain promissory note (hereinafter called the "Merrillville Note") dated February 19, 1999, payable to the order of Lender in the original principal sum of $3,126,422, with interest and principal payable as therein provided, a Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement (hereinafter called the "Merrillville Mortgage") dated of even date with the Merrillville Note, securing the payment of the Merrillville Note, covering certain real and personal property described therein (hereinafter called the "Merrillville Property", the real property forming a part of which is more particularly described in Exhibit A-13 attached hereto and incorporated herein) recorded under File No. 99020714, Lake County, Indiana, and an Assignment of Leases and Rents (hereinafter called the "Merrillville Assignment") dated of even date with the Merrillville Note, providing a source of future payment of the Merrillville Note, under File No. 99020715, Lake County, Indiana, reference being here made to the Merrillville Mortgage and the Merrillville Assignment and the record thereof for all purposes (the foregoing documents and all other documents executed by Borrower and/or any other party or parties evidencing or securing or otherwise in connection with the loan evidenced by the Merrillville Note being herein collectively called the "Merrillville Loan Documents");

     WHEREAS, pursuant to the terms of the Master Loan Agreement, Borrower has executed and delivered to Lender one certain promissory note (hereinafter called the "Richmond Note") dated February 19, 1999, payable to the order of Lender in the original principal sum of $3,002,792, with interest and principal payable as therein provided, a Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement (hereinafter called the "Richmond Mortgage") dated of even date with the Richmond Note, securing the payment of the Richmond Note, covering certain real and personal property described therein (hereinafter called the "Richmond Property", the real property forming a part of which is more particularly described in Exhibit A-14 attached hereto and incorporated herein) recorded under Instrument 1999002717, Wayne County, Indiana, and an Assignment of Leases and Rents (hereinafter called the "Richmond Assignment") dated of even date with the Richmond Note, providing a source of future payment of the Richmond Note, under Instrument 1999002718, Wayne County, Indiana, reference being here made to the Richmond Mortgage and the Richmond Assignment and the record thereof for all purposes (the foregoing documents and all other documents executed by Borrower and/or any other party or parties evidencing or securing or otherwise in connection with the loan evidenced by the Richmond Note being herein collectively called the "Richmond Loan Documents");

     WHEREAS, pursuant to the terms of the Master Loan Agreement, Borrower has executed and delivered to Lender one certain promissory note (hereinafter called the "Austintown Note") dated March 26, 1999, payable to the order of Lender in the original principal sum of $2,555,726, with interest and principal payable as therein provided, an Open-End Mortgage, Assignment of Rents and Security Agreement (hereinafter called the "Austintown Mortgage") dated of even date with the Austintown Note, securing the payment of the Austintown Note, covering certain real and personal property described therein (hereinafter called the "Austintown Property", the real property forming a part of which is more particularly described in Exhibit A-15 attached hereto and incorporated herein) recorded in Volume 4111, Page 76, under File No. 9900013032, Mahoning County, Ohio, and an Assignment of Leases and Rents (hereinafter called the "Austintown Assignment") dated of even date with the Austintown Note, providing a source of future payment of the Austintown Note, in Volume 4111, Page 116, under File No. 9900013033, Mahoning County, Ohio, reference being here made to the Austintown Mortgage and the Austintown Assignment and the record thereof for all purposes (the foregoing documents and all other documents executed by Borrower and/or any other party or parties evidencing or securing or otherwise in connection with the loan evidenced by the Austintown Note being herein collectively called the "Austintown Loan Documents");

     WHEREAS, pursuant to the terms of the Master Loan Agreement, Borrower has executed and delivered to Lender one certain promissory note (hereinafter called the "Columbus Note") dated March 26, 1999, payable to the order of Lender in the original principal sum of $2,729,703, with interest and principal payable as therein provided, an Open-End Mortgage, Assignment of Rents and Security Agreement (hereinafter called the "Columbus Mortgage") dated of even date with the Columbus Note, securing the payment of the Columbus Note, covering certain real and personal property described therein (hereinafter called the "Columbus Property", the real property forming a part of which is more particularly described in Exhibit A-16 attached hereto and incorporated herein) recorded under Instrument 199904020082584, Franklin County, Ohio, and an Assignment of Leases and Rents (hereinafter called the "Columbus Assignment") dated of even date with the Columbus Note, providing a source of future payment of the Columbus Note, under Instrument 199904020082588, Franklin County, Ohio, reference being here made to the Columbus Mortgage and the Columbus Assignment and the record thereof for all purposes (the foregoing documents and all other documents executed by Borrower and/or any other party or parties evidencing or securing or otherwise in connection with the loan evidenced by the Columbus Note being herein collectively called the "Columbus Loan Documents");

     WHEREAS, pursuant to the terms of the Master Loan Agreement, Borrower has executed and delivered to Lender one certain promissory note (hereinafter called the "Middletown Note") dated March 26, 1999, payable to the order of Lender in the original principal sum of $2,314,985, with interest and principal payable as therein provided, a Open-End Mortgage, Assignment of Rents and Security Agreement (hereinafter called the "Middletown Mortgage") dated of even date with the Middletown Note, securing the payment of the Middletown Note, covering certain real and personal property described therein (hereinafter called the "Middletown Property", the real property forming a part of which is more particularly described in Exhibit A-17 attached hereto and incorporated herein) recorded in OR Book 6346, Page 1754, Butler County, Ohio, under File No. 990002704, and an Assignment of Leases and Rents (hereinafter called the "Middletown Assignment") dated of even date with the Middletown Note, providing a source of future payment of the Middletown Note, in OR Book 6346, Page 1794, Butler County, Ohio, under File No. 9900026705, reference being here made to the Middletown Mortgage and the Middletown Assignment and the record thereof for all purposes (the foregoing documents and all other documents executed by Borrower and/or any other party or parties evidencing or securing or otherwise in connection with the loan evidenced by the Middletown Note being herein collectively called the "Middletown Loan Documents");

     WHEREAS, the Sterling House Mortgages provide that the indebtedness secured thereby may, at the option of the holder thereof, be accelerated if Alterra sells or conveys any or all of the Sterling House Mortgaged Properties without the consent of Lender;

     WHEREAS, Lender has been requested to consent to the conveyance of the Sterling House Mortgaged Properties to Borrower and Lender is willing so to consent upon compliance with the terms and provisions of this Agreement;

WHEREAS, one or more of the Notes is currently due and payable;

     WHEREAS, Borrower has requested that Lender extend the term of the Notes to June 30, 2004, and otherwise modify certain terms of the Loan Documents, and Lender is willing to do so on the terms and conditions herein set forth;

     WHEREAS, Alterra has executed and delivered to Lender a Guaranty (herein collectively called the "Guaranties") with respect to each Project Loan;

     WHEREAS, Lender is the owner and holder of the Notes and the Borrower is the owner of the legal and equitable title to the Mortgaged Properties;

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    Definitions. As used herein, the following terms shall have the meanings assigned to them below:

      "Alterra Leases": The lease agreements between ALS West and Alterra of even date herewith with respect to the Sterling House Mortgaged Properties.

      "Assignment" or "Assignments": Individually or collectively (as applicable), the Mesa Assignment, Peoria Assignment, Pensacola Assignment, Tucson Assignment, Olympia Assignment, Spokane Assignment, Puyallup Assignment, Plymouth Assignment, North Oaks Assignment, Eden Prairie Assignment, Salem Assignment, Portage Assignment, Merrillville Assignment, Richmond Assignment, Austintown Assignment, Columbus Assignment and Middletown Assignment.

      "Benefits": All existing 401(k) employee benefits, dental health insurance benefits, general health insurance benefits and other similar benefits paid by the Borrower with respect to employees of the Projects.

      "Collateral Assignment": A Collateral Assignment of even date herewith made by Borrower and Alterra in favor of Lender in connection with the Sterling House Mortgaged Properties.

      "Confirmation Date": The date of confirmation of a bankruptcy plan of reorganization with respect to Alterra.

      "Corporate Allocations": Expenses, if any, related to the Projects which are incurred on a corporate wide basis by Alterra and allocated to the Borrower (including, without limitation malpractice insurance, liability insurance, property insurance and advertising costs and expenses), which expenses are, in any case, allocable to the Projects, directly or on a per bed basis, and which expenses and allocations are otherwise acceptable to the Lender.

      "Credit Card Expenses": With respect to any Project, expenses relating to the day to day operation of the Project, which expenses are charged by the local on-site administrator or staff of the Project on the credit card provided to it by Borrower.

      "Depository": Wells Fargo Bank, Wisconsin, N.A.

      "Eligible Account": A separate and identifiable account from all other funds held by the holding institution that is an account or accounts maintained with an Eligible Institution.

      "Eligible Institution". A depository institution or trust company, insured by the Federal Deposit Insurance Corporation, having a combined capital and surplus of at least $50,000,000.00.

      "Leased Mortgaged Property" or "Leased Mortgaged Properties": Individually or collectively (as applicable), the Austintown Mortgaged Property, Portage Mortgaged Property and Richmond Mortgaged Property.

      "Loan Agreement" or "Loan Agreements": Individually or collectively (as applicable), the Mesa Loan Agreement, Peoria Loan Agreement, Pensacola Loan Agreement, Tucson Loan Agreement, Olympia Loan Agreement, Spokane Loan Agreement, Puyallup Loan Agreement, Plymouth Loan Agreement, North Oaks Loan Agreement, Eden Prairie Loan Agreement, Salem Loan Agreement, Portage Loan Agreement, Merrillville Loan Agreement, Richmond Loan Agreement, Austintown Loan Agreement, Columbus Loan Agreement and Middletown Loan Agreement.

      "Loan Documents": Individually or collectively (as applicable), the Master Loan Agreement, Mesa Loan Documents, Peoria Loan Documents, Pensacola Loan Documents, Tucson Loan Documents, Olympia Loan Documents, Spokane Loan Documents, Puyallup Loan Documents, Plymouth Loan Documents, North Oaks Loan Documents, Eden Prairie Loan Documents, Salem Loan Documents, Portage Loan Documents, Merrillville Loan Documents, Richmond Loan Documents, Austintown Loan Documents, Columbus Loan Documents and Middletown Loan Documents.

      "Lock-Box": The post office lockbox of Borrower at Regulus.

      "Lock-Box Agreement": A Lock-Box Agreement between Borrower, Lender, Depository and Regulus.

      "Monthly Reserve Deposit": An amount equal to the following:

      Number of units in the Projects x $300

      12

      "Mortgage" or "Mortgages": Individually or collectively (as applicable), the

      Mesa Mortgage, Peoria Mortgage, Pensacola Mortgage, Tucson Mortgage, Olympia Mortgage, Spokane Mortgage, Puyallup Mortgage, Plymouth Mortgage, North Oaks Mortgage, Eden Prairie Mortgage, Salem Mortgage, Portage Mortgage, Merrillville Mortgage, Richmond Mortgage, Austintown Mortgage, Columbus Mortgage and Middletown Mortgage.

      "Mortgaged Property" or "Mortgaged Properties": Individually or collectively (as applicable), the Mesa Property, Peoria Property, Pensacola Property, Tucson Property, Olympia Property, Spokane Property, Puyallup Property, Plymouth Property, North Oaks Property, Eden Prairie Property, Salem Property, Portage Property, Merrillville Property, Richmond Property, Austintown Property, Columbus Property and Middletown Property.

      "Note" or "Notes": Individually or collectively (as applicable), the Mesa Note, Peoria Note, Pensacola Note, Tucson Note, Olympia Note, Spokane Note, Puyallup Note, Plymouth Note, North Oaks Note, Eden Prairie Note, Salem Note, Portage Note, Merrillville Note, Richmond Note, Austintown Note, Columbus Note and Middletown Note.

      "Operating Expenses": With respect to any period, all reasonably incurred and documented operating expenses incurred by the Borrower in connection with the operation of the Projects, determined on a cash basis, including but not limited to the following expenses:

      (i)     salaries, wages, benefits and payroll taxes;

      (ii)     insurance premiums (unless paid in escrow to Lender);

      (iii)     fees and expenses of lawyers and accountants and other unaffiliated professional fees incurred in the ordinary course of business in connection with the normal day to day operation of the Projects;

      (iv)     fees, costs and expenses in connection with the day to day repair and maintenance of the Projects (excluding any capital expenditures (as defined by GAAP)); and

      (vi)     all Credit Card Expenses, if any, related to the Projects, and all Corporate Allocations related to the day to day operation of the Projects, in each case, which have already been incurred, advanced and/or paid by the Borrower.

      The term "Operating Expenses" specifically excludes management fees.

      "Payment Event of Default": An Event of Default which arises as a result of the failure to pay a sum of money.

      "Pledge Agreement": A Pledge Agreement of even date herewith made by Borrower in favor of Lender.

      "Project Loan" or "Project Loans": Individually or collectively (as applicable), the loans evidenced by the Notes.

      "Regulus": Regulus West LLC.

      "Remittances": All funds, items, instruments, investments, securities and other things of value at any time, paid, deposited, credited or held in, or in transit to, the Lock-Box.

      "Rents": All rents, revenues, income and proceeds due from residents of the Projects for using, occupying or otherwise enjoying the Projects.

      "Replacements": The costs of any repairs, improvements, equipment, alterations, additions, changes, replacements and other items which, under GAAP, are properly classified as capital expenditures or capital improvements by the Borrower's auditors, but excluding (i) costs of routine maintenance to a Project; (ii) the costs of salaries, benefits and administrative expenses related to the employment of (A) officers and executives of Borrower, and of employees of Borrower above the level of building manager, and (B) employees of Borrower at or below the level of building manager, except in the case of those costs which Borrower can demonstrate to Lender's satisfaction to be properly allocable to the work performed by such employees in connection with Replacements; (iii) the cost of any items for which Borrower is reimbursed by insurance or otherwise; and (iv) the cost of any landscaping work to a Project.

      "Restricted Account": An Eligible Account to be established and maintained with Depository.

      "Restructure Documents": This Agreement, the Lock-Box Agreement, Pledge Agreement, Stock Pledge Agreement, Sterling House Guaranty, Security Agreement, Collateral Assignment, Subordination of Management Agreement and Subordination and Attornment Agreement.

      "Security Agreement": A Security Agreement of even date herewith made by Borrower and Alterra in favor of Lender in connection with the Sterling House Mortgaged Properties.

      "Sterling House Assignment" or "Sterling House Assignments": Individually or collectively (as applicable), the Mesa Assignment, Peoria Assignment, Pensacola Assignment and Tucson Assignment.

      "Sterling House Guaranty": A Guaranty of even date herewith made by Alterra with respect to the Sterling House Notes.

      "Sterling House Loan Documents": Individually or collectively (as applicable), the Mesa Loan Documents, Peoria Loan Documents, Pensacola Loan Documents and Tucson Loan Documents.

      "Sterling House Mortgage" or "Sterling House Mortgages": Individually or collectively (as applicable), the Mesa Mortgage,, Peoria Mortgage, Pensacola Mortgage and Tucson Mortgage.

      "Sterling House Mortgaged Property" or "Sterling House Mortgaged Properties": Individually or collectively (as applicable), the Mesa Mortgaged Property, Peoria Mortgaged Property, Pensacola Mortgaged Property and Tucson Mortgaged Property.

      "Sterling House Note" or "Sterling House Notes": Individually or collectively (as applicable), the Mesa Note, Peoria Note, Pensacola Note and Tucson Note.

      "Stock Pledge Agreement": A Stock Pledge Agreement of even date herewith made by Alterra in favor of Lender.

      "Straight-Line Payment": An amount equal to the following:

      Total outstanding principal balances of the Notes divided by 20
      12

      "Subordination and Attornment Agreement": A Subordination and Attornment Agreement of even date herewith made by Alterra in favor of Lender with respect to the Sterling House Mortgaged Properties.

      "Subordination of Management Agreement": A Subordination of Management Agreement of even date herewith made by Alterra in favor of Lender.

      "Third Party Leases": The lease agreements between Borrower and Sterling Cottage of Austintown LLC, Sterling House of Portage LLC and Sterling House of Richmond LLC with respect to the Austintown Mortgaged Property, Portage Mortgaged Property and Richmond Mortgaged Property, respectively.

    Capitalized terms not otherwise defined herein have the meaning assigned such terms in the Master Loan Agreement, as modified by this Agreement.

    Consent to Conveyance. Lender hereby consents to the above described conveyance of the Sterling House Mortgaged Properties and waives its option to accelerate as provided in the Sterling House Mortgages, without prejudice to its rights with respect to any future conveyance of said property or any interest therein.

    Assumption. Borrower hereby assumes and promises to pay according to the terms thereof all principal and interest now remaining unpaid on the Sterling House Notes and also assumes and promises to keep and perform all other covenants and obligations in the Sterling House Notes to be performed by the maker thereof, in the Sterling House Mortgages to be performed by the grantor thereof and in the Sterling House Assignments to be performed by the assignor thereof and all other obligations of the maker of the Sterling House Notes under any and all other Sterling House Loan Documents as any of the foregoing may be modified as provided herein.

    Extension Fee; Exit Fee. In consideration for the agreements made herein, Borrower will pay to Lender an extension fee in the amount of $822,864, payable as follows: (i) one-half ($411,432) contemporaneously with the execution of this Agreement, and (ii) one-half ($411,432) on the earlier to occur of (x) June 30, 2003 or (y) the date the Project Loans are paid in full. At the time of payment in full of each Project Loan and prior to release of the Mortgage related to the Project Loan, Borrower shall pay Lender an exit fee in the amount set forth on Schedule I attached hereto and made a part hereof.

    Maturity Date Extension. The maturity date of each of the Notes is hereby extended to June 30, 2004. The liens, security interests, assignments and other rights evidenced by the Loan Documents are hereby renewed and extended to secure payment of the Notes as extended hereby.

    Modifications of Notes.

    (a)     Interest. Notwithstanding anything to the contrary contained in the Notes or any of the other Loan Documents, interest shall accrue on each of the Notes, prior to default, at the Commercial Based Rate. Interest may no longer accrue on the Notes at the LIBOR Adjusted Rate.

    (b)     Principal Amortization. Notwithstanding anything to the contrary contained in the Notes or any of the other Loan Documents, commencing on the first day of each month after the execution of this Agreement and on the first day of each month thereafter, Borrower will make a payment to Lender equal to the greater of (i) $50,000 or (ii) 100% of Cash Flow up to $100,000 plus 50% of Cash Flow above $100,000; provided, however, the monthly principal payment shall not exceed $183,000. Each such payment shall be applied as follows:

    (1)     50% to reduce the outstanding principal balance of the Eden Prairie Note, 30% to reduce the outstanding principal balance of the Merrillville Note and 20% to reduce the outstanding principal balance of the Middletown Note, or in such other order as shall be mutually agreed upon in writing by Borrower and Lender; and

    (2)     upon payment in full of the Eden Prairie Note, Merrillville Note and Middletown Note, to reduce the principal balances of the other Notes in such order as Lender shall determine at its sole discretion.

    Each such principal payment shall be in addition to interest due on each such dates. The Cash Flow used to make the above payment calculation shall be the Cash Flow for the month which is two (2) months prior to the payment date. By example, the amount of Cash Flow used to calculate the payment due on October 1, 2002, will be that for the month of August 2002, with respect to which operating statements are to have been submitted to Lender by September 15, 2002, it being agreed that operating statements for each month will be submitted to Lender by the 15th day of the next month.

    (c)     Principal Amortization During Extension Period. Notwithstanding anything to the contrary contained in the Notes or any of the other Loan Documents, on the first day of each month during the Extension Period, Borrower will make a payment to Lender equal to the greater of (i) the Straight-Line Payment or (ii) Cash Flow (for the month which is two (2) months prior to the payment date). The payment shall be applied to reduce the principal balances of the Notes in such order as Lender shall determine in its sole discretion. Each such principal payment shall be in addition to interest due on each such dates.

    Master Loan Agreement. The Master Loan Agreement is modified as follows:

    (a)     The defined term "Loan Documents" includes, without limitation, the Sterling House Loan Documents.

    (b)     The defined term "Mortgage" includes, without limitation, the Sterling House Mortgages.

    (c)     The defined term "Notes" includes, without limitation, the Sterling House Notes.

    (d)     The defined term "Project" and "Projects" includes, without limitation, each assisted living facility, individually and collectively, located on the Sterling House Mortgaged Properties.

    (e)     The defined term "Project Loan" includes, without limitation, each of the loans evidenced by the Sterling House Notes.

    (f)     The defined term "Project Loan Documents" includes, without limitation, the Loan Documents executed in connection with a particular Project Loan related to the Sterling House Notes.

    (g)     The defined term "Security Documents" includes, without limitation, the Sterling House Loan Documents.

    (h)     The following definitions replace in their entirety the corresponding definitions in Section 1.1 or are added to Section 1.1, as the case may be:

    "Cash Flow" means the gross income received from the operation of all of the Projects (whether received by Borrower or a Lessee) for the period in question, less expenses [including, without limitation, interest, but not principal, on the Project Loans and any deposits to the Insurance Account or other escrow account to the extent such deposits exceed the expense account for such period (it being Borrower's obligation to advise Agent of any such excess)] incurred and/or paid in connection with the operation and maintenance of the Projects that are allocable to such period based upon an assumed management fee of six percent (6%) and annual capital expenditures of $300 per unit.

         "Commercial Based Rate" means (i) prior to the Extension Period, two percent (2%) per annum in excess of the Base Rate, and (ii) during the Extension Period, two and one-half percent (2.5%) per annum in excess of the Base Rate, it being agreed that the Commercial Based Rate may increase or decrease, as the case may be, from time to time as of the effective date of each change in the Base Rate. In no event shall the Commercial Based Rate be less than seven percent (7%) prior to the Extension Period or seven and one-half (7.5%) during the Extension Period.

         "Extension Debt Coverage Ratio" means a ratio, the first number of which is the Net Operating Income from the Projects for the applicable three (3) calendar months and the second number of which is three (3) times the constant monthly payment sufficient to fully amortize the outstanding principal balances of the Project Loans at the time of determination in equal installments over a 20-year period using a rate of interest equal to the Treasury Note Rate (10-year) plus two and one-half percent (2.5%).

         "Extension Period" means the twelve (12) month period commencing on July 1, 2004 and ending on June 30, 2005.

         "Late Payment Rate" means, at the time in question, four percent per annum (4%) in excess of the Commercial Based Rate then in effect. The Late Payment Rate shall never exceed the Highest Lawful Rate. Any reference in the Loan Documents to the "Default Rate" is a reference to the Late Payment Rate.

         "Modification Agreement" means the Assumption, Extension and Modification Agreement dated July 26, 2002 by and among Borrower, Company and Agent.

         "Net Operating Income" means the gross income received by Borrower from the operation of a Project for the period in question, less expenses incurred and/or paid in connection with the operation and maintenance of the Project that are allocable to such period (based upon an assumed management fee of six percent (6%) and annual capital expenditures equal to $300 per unit), computed without regard to and before reduction of depreciation, amortization or debt service, but otherwise in accordance with GAAP.

         "Net Proceeds" means the gross proceeds received by Borrower upon a sale or refinance of a Project less payment of the related Project Loan and reasonable and customary closing costs.

         "Portfolio Debt Coverage Ratio" means a ratio, the first number of which is the Net Operating Income from the Projects for the applicable three (3) calendar months and the second number of which is three (3) times the constant monthly payment sufficient to fully amortize the outstanding principal balances of the Project Loans at the time of determination in equal installments over a 25-year period using a rate of interest equal to the Treasury Note Rate (10-year) plus two and one-half percent (2.5%).

         "Project Loan Maturity Date" means June 30, 2004.

         "Release Debt Coverage Ratio" means a ratio, the first number of which is the Net Operating Income from the Projects for the applicable three (3) calendar months and the second number of which is three (3) times the constant monthly payment sufficient to fully amortize the outstanding principal balances of the Project Loans at the time of determination in equal installments over (i) prior to the Extension Period, a 25-year period, or (ii) during the Extension Period, a 20 year period, using a rate of interest equal to the Treasury Note Rate (10-year) plus two and one-half percent (2.5%).

    (i)     Section 2.1 is deleted in its entirety and the following is substituted in lieu thereof:

    Section 2.1     Commitments to Lend. Subject to the terms and conditions hereof, the Lenders have made loans to Borrower in the current principal amount of $54,857,594.00 in the aggregate (the "Loan") to fund the costs of financing assisted living facilities (each such facility being referred to herein as a "Project" and collectively as the "Projects"). The Loan funds allocated to finance a particular Project and the loan of such allocated funds by Lenders with respect to that Project are referred to herein as a "Project Loan". Amounts borrowed and repaid hereunder may not be reborrowed hereunder. Borrower may not request and Lenders have no obligation to make further Advances of the Loan.

    (j)     Section 2.7 is deleted in its entirety and the following is substituted in lieu thereof:

    Section 2.7     Extension of Project Loan Maturity Date. With respect to a Project Loan, Borrower shall have the right and option to extend the Project Loan Maturity Date for such Project Loan to a date ending upon the expiration of the Extension Period, such extension being subject to the conditions that:

    (a)     Borrower shall have notified Agent in writing of its exercise of such extension at least thirty (30) days prior to the Project Loan Maturity Date;

    (b)     on the date of such written notice and on the date of commencement of the Extension Period, there shall exist no Default or Event of Default;

    (c)     such written notice given pursuant to clause (a) above shall be accompanied by a fee in the amount of one percent (1.0%) of the stated principal amount of the Project Loan;

    (d)     at or before the commencement of the Extension Period, Borrower shall deliver to Lender evidence satisfactory to Lender that the operation of the Projects has achieved an Extension Debt Coverage Ratio of at least 1.20 to 1 for the three month period ending May 31, 2004;

    (e)     on the date of such written notice, the fair market value of each Project shall be in an amount such that the outstanding balance of the related Project Loan is less than 75% of the appraised value of the Project and Lender, at its option, may obtain a FIRREA appraisal at Borrower's expense in order to confirm such ratio;

    (f)     upon such extension, Borrower and Company shall have executed such documents as Lender deems reasonably appropriate to evidence such extensions and shall have delivered to Lender an endorsement to the mortgagee policy of title insurance insuring the lien of the related Mortgage, stating that the coverage of such policy has not been reduced or terminated by virtue of such extension; and

    (g)     each of the Third Party Leases shall have been terminated and evidence of such termination delivered to Lender.

    (k)     Section 4.4 is deleted and the following is substituted in lieu thereof:

         Section 4.4     Partial Release. Notwithstanding anything to the contrary contained in the Mortgages or any of the other Loan Documents, Agent will release the Mortgage against a Project only under the following circumstances:

    (a)     There shall exist no Default or Event of Default.

    (b)     Borrower shall have paid the Note related to the Project in full together with all other obligations related thereto including accrued interest and the exit fee described in Section 4 of the Modification Agreement.

    (c)     The Release Debt Coverage Ratio, after release of the subject Project, is equal to or greater than 1.20 to 1 (if the release is prior to the Extension Period) or 1.30 to 1 (if the release is during the Extension Period) for the three (3) month period prior to the date of release.

    (d)     Any Net Proceeds after sale or refinance shall be applied to reduce the outstanding balance of the Project Loans in such order as Agent in its sole discretion shall determine.

    (l)     Sections 6.16 - 6.19, 6.22 and 6.23 are deleted in their entirety and the following is substituted in lieu thereof:

    6.16.     Intentionally Omitted.

    6.17.     Intentionally Omitted.

    6.18.     Intentionally Omitted.

    6.19.     Portfolio Debt Coverage Ratio. Commencing with the 3 month period ending on December 31, 2002, the Projects shall maintain a Portfolio Debt Coverage Ratio, measured quarterly for the prior three month period, as follows:

Required Ratio	Test Date
.85 to 1 1.00 to 1 1.10 to 1 1.15 to 1 1.20 to 1	December 31, 2002 June 30, 2003 December 31, 2003 March 31, 2004 June 30, 2004 and the end of each calendar quarter thereafter

    If the Projects fail to maintain the required Portfolio Debt Coverage Ratio during any Fiscal Quarter, then upon the earlier to occur of (i) five (5) business days of reporting noncompliance, or (ii) five (5) business days written notice to Borrower, Borrower will pay Agent cash in an amount (the "Required Payment Amount") equal, in the case of the first failure, to the lesser of (i) $200,000 or (ii) an amount which, when added to the first number of the debt coverage calculation, would have resulted in the noncomplying debt coverage requirement having been satisfied, and, in the case of the second such failure, to the greater of (x) $200,000 or (y) an amount which, when added to the first number of the debt coverage calculation, would have resulted in the noncomplying debt coverage requirement having been satisfied. The Required Payment Amount shall be applied to reduce the outstanding principal balances of the Project Loans in the order determined by Agent in its sole discretion. If the Projects fail to maintain the required Portfolio Debt Coverage Ratio for more than two (2) Fiscal Quarters, the Required Payment Amount shall equal the Required Principal. The "Required Principal" is the amount which, when subtracted from the outstanding balance of the Project Loans, would cause the debt service for the Project Loans for the most recent Fiscal Quarter to be reduced to an amount (assuming the Project Loans were reamortized after giving effect to an allocation of the Required Principal to the Project Loans) which would result in the debt coverage requirement for such Fiscal Quarter having been satisfied. The failure of the Projects to meet the required Portfolio Debt Coverage Ratio, without subsequent and timely payment of the cash necessary to cure the default, shall constitute an immediate Event of Default.

    Example of Required Principal: If the outstanding principal balance of the Project Loans is $40,000,000 and the balance needs to be $38,000,000 in order to cause the debt coverage ratio requirement to be satisfied for a particular quarter, then the Required Principal amount is $2,000,000.

    6.22.     Intentionally Omitted.
    6.23.     Intentionally Omitted.

    (m)     Section 8.1(r) is deleted in its entirety and the following is substituted in lieu thereof:

          (r) The failure of any Project Related Person to correct, within the time deadlines set by any applicable licensing agency, any deficiency which would result in a termination by such agency of any License with respect to a Project; or

          (s) The imposition by any applicable licensing agency of a ban on new admissions generally to a Project, which ban is not lifted by such agency within ninety (90) days after the imposition thereof.

    (n)     Exhibit D is deleted and Schedule III attached to the Modification Agreement is substituted in lieu thereof.

    Replacement Reserves.

    (a)     On the first day of each month, Borrower shall deposit the Monthly Reserve Deposit with Lender. All such funds so deposited (the "Replacements Reserve Fund") shall be placed by Lender in an interest bearing money market account, shall be subject to the terms of the Pledge Agreement and shall be applied toward the payment of Replacements in the manner described below.

    (b)     Lender shall, upon written request from Borrower and satisfaction of the requirements set forth in this Section 8, disburse to Borrower amounts from the Replacements Reserve Fund necessary to reimburse Borrower for the actual costs of any work relating to Replacements (the "Work"). Each request for disbursements from the Replacements Reserve Fund shall be accompanied by evidence of the satisfactory completion of the Work, and such bills, invoices and other evidence of the incurrence of the related costs and expenses as Lender may reasonably request.

    (c)     Borrower shall not make a request for disbursement from the Replacements Reserve Fund (1) more frequently than once in any month, and (2) in an amount less than the lesser of (i) $5,000, and (ii) the total cost of the Replacement for which the disbursement is requested. Borrower may only request monies from the Replacements Reserve Fund for a particular Project to the extent of monies deposited for that Project. Each request for disbursement shall be accompanied by a certification from Borrower that the Work for which monies are sought qualifies as a capital expense under GAAP.

    (d)     Lender may inspect a Project in connection with any Work prior to disbursing funds from the Replacements Reserve Fund with respect thereto.

    (e)     If accountants performing Borrower's annual audit determine that Work for which monies were disbursed from the Replacements Reserve Fund does not constitute a capital expense under GAAP, Borrower will promptly deposit with Lender funds in an amount equal to such previously disbursed funds.

    (f)     If Borrower fails to adequately maintain a Project in good condition, Lender may, but shall not be obligated to, make capital expenditures and may apply monies in the Replacements Reserve Fund for that purpose.

    Management Fees. Notwithstanding anything to the contrary contained in any management agreement between Borrower and Manager or any Subordination of Management Agreement or any similar agreement, the monthly management fee payable to Manager on all Projects shall be limited to six percent (6%) of gross revenues. No "incentive fee" may be paid to Manager.

    Tax Escrow. Borrower shall commence the escrow of taxes with Lender in accordance with the terms of Section 2.2(n) of each Mortgage. Commencing on July 1, 2002 and on the first day of each month through and including December 1, 2002, Borrower shall make a monthly escrow deposit for such purpose of $80,000. Commencing January 1, 2003 and on the first day of each month through and including June 1, 2003, Borrower shall make a monthly escrow deposit for such purpose of $57,516. Thereafter, the monthly escrow deposit shall be an amount estimated by Lender to be sufficient to pay the next maturing taxes when due, all as more particularly described in Section 2.2(n) of each Mortgage. In furtherance, but not in limitation, of the requirements of each Mortgage, Borrower shall provide Lender copies of any notices setting forth and/or changing the taxes payable with respect to a Mortgaged Property. In addition, Borrower shall promptly provide Lender copies of all tax bills when received and make written request to Lender thirty (30) days prior to the due date for payment of such bills, to the extent of monies escrowed for that purpose. In the event, escrowed funds are insufficient for that purpose, Lender will so notify Borrower and Borrower will pay the deficiency before Lender releases any escrowed funds.

    Pledge Agreement. Upon execution of this Agreement, Borrower shall execute and deliver to Lender the Pledge Agreement with respect to, inter alia, tax escrows, CAPEX escrows and insurance indemnity payments deposited with Lender.

    Stock Pledge Agreement. Upon execution of this Agreement, Alterra shall execute and deliver to Lender the Stock Pledge Agreement with respect to the stock in Borrower, together with originals of all ALS West, Inc. stock certificates, a stock power and a UCC financing statement.

    Sterling House Guaranty. Upon execution of this Agreement, Alterra shall execute and deliver to Lender the Sterling House Guaranty.

    Lock-Box Agreement.

    (a)     Borrower shall execute and deliver and cause Depository and Regulus to execute and deliver to Lender the Lock-Box Agreement on or before August 21, 2002 and the failure to do so shall constitute an immediate Event of Default. Borrower shall diligently pursue commencement of the Lockbox Service (as such term is defined in the Lock-Box Agreement).

    (b)     Borrower hereby acknowledges and confirms that (a) Borrower has established the Restricted Account, (b) the Lock-Box and Restricted Account are subject to the sole dominion, control and discretion of Lender, subject, upon execution and delivery of the Lock-Box Agreement, to the terms, covenants and conditions of the Lock-Box Agreement, (c) either (i) each resident under a Resident Agreement is currently depositing all Rents for which the resident is liable into the Lock-Box, or (ii) Borrower has delivered to the residents under the Resident Agreements at the Projects (and will deliver to any future residents under the Resident Agreements at the Projects) an instruction letter (a "Payment Direction Letter") or a properly coded invoice pursuant to which such residents have been and will be instructed to deposit into the Lock-Box all Rents due under their respective Resident Agreements, (d) in the event the Lock-Box is changed or if otherwise required by Lender, Borrower will execute a new Payment Direction Letter with respect to such new Lock-Box and deliver such new Payment Direction Letter to the residents under Resident Agreements at the Projects or will change the applicable coding on invoices to cause all Rents to be deposited in the new Lock-Box, (e) Lender shall have the sole right to make and to direct withdrawals from the Lock-Box and Restricted Account in accordance with the terms and conditions of this Agreement and the Lock-Box Agreement, and (f) neither Borrower nor any other person claiming on behalf of or through Borrower shall have any right or authority, whether express or implied, to make use of or withdraw any amounts on deposit in the Lock-Box or Restricted Account. Borrower agrees that throughout the term of the Project Loans all residents of the Projects will be instructed to deposit into the Lock-Box all Rents due under their respective Resident Agreements.

    (c)     Borrower shall establish and maintain the Lock-Box and Restricted Account. Borrower shall notify Lender in the event that the Restricted Account no longer qualifies as an Eligible Account.

    (d)     Borrower hereby pledges, transfers and assigns to Lender, and grants to Lender, as additional security for the payment and performance of the Obligations, a continuing perfected security interest in and to, and a general first lien upon, (a) the Restricted Account and all of Borrower's right, title and interest in and to all cash, premises or rights transferred to or deposited in the Restricted Account from time to time by or on behalf of Borrower, including the Account Funds (as such term is defined in the Lock-Box Agreement), (b) all earnings, investments and securities held in the Restricted Account, (c) the Remittances, and (d) any and all proceeds of the foregoing. The pledge, assignment and grant of security interest made hereby shall secure payment and performance of the Obligations. Borrower acknowledges that Depository and Regulus are acting as the agents of, and at the direction of, Lender in connection with the subject matter of the Lock-Box Agreement. Borrower further agrees to execute, acknowledge, deliver, file or do at its sole cost and expense, all other acts, assignments, notices, agreements or other instruments as Lender may reasonably require in order to effectuate, assure, convey, secure, assign, transfer and convey unto Lender any of the rights granted hereby.

    (e)     The Lock-Box Agreement shall provide and Borrower agrees that Depository shall pay over to Lender the Remittances and all amounts deposited in the Restricted Account, without notice to Borrower, immediately upon demand by Lender, provided, that such demand shall be accompanied by a written certification of Lender stating that a Payment Event of Default has occurred and is continuing. All funds on deposit in the Restricted Account during the continuance of a Payment Event of Default and paid to Lender shall be applied by Lender to the following in the order and for the purpose listed:

         (1)     To reimburse Borrower for all reasonable and necessary monthly operating expenses of the Projects, excluding management fees, in the manner set forth in Schedule IV attached hereto and made a part hereof. Based on financial information to be provided quarterly to Lender setting forth the Projects' expenses for such quarter, Lender will compare actual expenses to budgeted expenses (based on budgets submitted to and approved by Lender). In the event of a variance between actual and budgeted expenses which exceeds ten percent (10%) Borrower shall pay to Lender within five (5) business days of written notice any over-payment. In the event the expense variance is greater than ten percent (10%), Lender has the right to limit future reimbursements for operating expenses to the amount of budgeted expenses.

         (2)     To pay monthly interest and principal amortization due and payable on the Notes (and if acceleration of the Notes has occurred, payments will be made under this Section 14 as if no such acceleration had occurred).

         (3)     To pay monthly tax escrows, insurance indemnity escrows and CAPEX/replacement escrows owed to Lender.

         (4)     To pay the Lock-Box Indemnity Costs (as defined below).

         (5)     To pay to Alterra the lesser of (i) funds remaining to be distributed or (ii) Alterra's six percent (6%) management fee.

         (6)     To reduce the outstanding principal balances of the Notes in the order determined by Lender in its sole discretion.

         (f)     Borrower acknowledges that the Rents in the Lock-Box and Restricted Account are cash collateral of Lender. In the event of the filing of a bankruptcy proceeding by Borrower, Lender shall not be bound by the foregoing application of payments.

         (g)     Borrower and Alterra agree to indemnify and hold harmless Lender, upon demand, from and against any and all liabilities, obligations, claims, losses, damages, penalties, fines, actions, judgments, suits, settlements, costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (the "Lock-Box Indemnity Costs") which to any extent (in whole or in part) may be imposed on, incurred by or asserted against Lender as a result of (i) any obligation of Lender under the Lock-Box Agreement to indemnify Depository and/or Regulus, and/or (ii) Borrower's failure to perform its obligations under the Lock-Box Agreement, including, without limitation, those obligations which become the obligation of Lender if not performed by Borrower. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY LENDER.

         (h)     Borrower represents and warrants that it has taken all steps necessary to cause the Depository to accept Transfer Requests (as such term is defined in the Lock-Box Agreement) from Lender.

         (i)     In the event Lender receives any monies from the Restricted Account to which the lessees under the Third Party Leases are entitled and neither Alterra nor Borrower is entitled, Lender, provided Borrower has provided Lender a satisfactory accounting with respect thereto, shall remit such funds to the lessees under the Third Party Leases.

    Modification of Mesa Mortgage. Paragraphs 1.1 and 1.2 on page 4 of the Mesa Mortgage are hereby deleted in their entirety and there is inserted in lieu thereof the following:

    1.1     Secured Indebtedness. This Construction Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (hereinafter called this "Deed of Trust") is made to secure and enforce the payment of the following notes, obligations, indebtedness and liabilities:

          (a)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Master Loan Agreement dated January 8, 1999 by and among ALS West Inc., a Delaware corporation (hereinafter called "ALS West"), Alterra Healthcare Corporation, a Delaware corporation (formerly known as Alternative Living Services, Inc.), Guaranty Bank, a federal savings bank (formerly known as Guaranty Federal Bank, F.S.B.), as agent (in such capacity, "Agent") for the Lenders (as defined therein), and the Lenders, and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (all of the foregoing being hereinafter collectively called the "Master Loan Agreement"), which Master Loan Agreement provides for a loan from the Lenders to ALS West in the aggregate amount of up to Fifty-Four Million Eight Hundred Fifty-Seven Thousand Five Hundred Ninety-Four and No/100 Dollars ($54,857,594.00), subject to the terms and conditions set forth therein;

          (b)      Each Note (as such term is defined in the Master Loan Agreement), including, without limitation, that certain promissory note dated December 22, 1997 in the original principal amount of Two Million Three Hundred Forty-Four Thousand and No/100 Dollars ($2,344,000.00), made by Sterling House Corporation (and later assumed by ALS West) and payable to the order of GUARANTY BANK, a federal savings bank, with interest at the rate or rates therein provided and all amounts remaining unpaid thereon being finally due and payable on June 30, 2004 (unless extended as provided in the Master Loan Agreement), and containing a provision for the payment of a reasonable additional amount as attorney's fees, and all other notes given in substitution therefor or in modification, increase, renewal or extension thereof, in whole or in part, such notes and all amendments, modifications, renewals and extensions thereof and all other notes given in substitution therefor or in modification, increase, renewal or extension thereof, in whole or in part, being hereinafter collectively called the "Note";

          (c)      All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Construction Loan Agreement dated December 22, 1997 between Sterling House Corporation (and later assumed by ALS West) and Lender and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (all of the foregoing being hereinafter collectively called the "Loan Agreement");

          (d)      All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of the other Loan Documents (as such term is defined in the Master Loan Agreement) and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part;

          (e)      All indebtedness now or hereafter incurred or arising pursuant to the provisions of this Deed of Trust or any loan agreement relating to the above described indebtedness, or any other instrument now or hereafter evidencing, governing, or securing the above described indebtedness or any part thereof; and

          (f)      Without limiting the generality of the foregoing, all post-petition interest, expenses, and other duties and liabilities with respect to indebtedness or other obligations described above in this section, which would be owed but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding.

    The indebtedness referred to in subparagraphs (a) - (f) above, together with all renewals, extensions and modifications thereof, and all substitutions therefor, in whole or in part, is hereinafter sometimes called the "secured indebtedness" or the "indebtedness secured hereby." Notwithstanding anything to the contrary contained herein, if a Mortgage (as such term is defined in the Master Loan Agreement) delivered in connection with a Project Loan (as such term is defined in the Master Loan Agreement) specifically provides that the indebtedness secured by such Mortgage is secured by the Project Loan Documents (as such term is defined in the Master Loan Agreement) related to such Project Loan and only such Project Loan Documents, then such Project Loan and the indebtedness secured by such Mortgage shall not be secured by this Deed of Trust and shall not constitute any part of the indebtedness secured hereby.

    1.2     Certain Terms. Terms used, but not defined, herein which are defined in the Master Loan Agreement or Loan Agreement shall have the meaning given such terms in the Master Loan Agreement or Loan Agreement, as applicable.

    Modification of Peoria Mortgage. Paragraphs 1.1 and 1.2 on page 4 of the Peoria Mortgage are hereby deleted in their entirety and there is inserted in lieu thereof the following:

    1.1      Secured Indebtedness. This Construction Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (hereinafter called this "Deed of Trust") is made to secure and enforce the payment of the following notes, obligations, indebtedness and liabilities:

          (a)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Master Loan Agreement dated January 8, 1999 by and among ALS West Inc., a Delaware corporation (hereinafter called "ALS West"), Alterra Healthcare Corporation, a Delaware corporation (formerly known as Alternative Living Services, Inc.), Guaranty Bank, a federal savings bank (formerly known as Guaranty Federal Bank, F.S.B.), as agent (in such capacity, "Agent") for the Lenders (as defined therein), and the Lenders, and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (all of the foregoing being hereinafter collectively called the "Master Loan Agreement"), which Master Loan Agreement provides for a loan from the Lenders to ALS West in the aggregate amount of up to Fifty-Four Million Eight Hundred Fifty-Seven Thousand Five Hundred Ninety-Four and No/100 Dollars ($54,857,594.00), subject to the terms and conditions set forth therein;

          (b)     Each Note (as such term is defined in the Master Loan Agreement), including, without limitation, that certain promissory note dated December 22, 1997 in the original principal amount of Two Million Four Hundred Forty-Eight Thousand and No/100 Dollars ($2,448,000.00), made by Sterling House Corporation (and later assumed by ALS West), and payable to the order of GUARANTY BANK, a federal savings bank, with interest at the rate or rates therein provided and all amounts remaining unpaid thereon being finally due and payable on June 30, 2004 (unless extended as provided in the Master Loan Agreement), and containing a provision for the payment of a reasonable additional amount as attorney's fees, and all other notes given in substitution therefor or in modification, increase, renewal or extension thereof, in whole or in part, such notes and all amendments, modifications, renewals and extensions thereof and all other notes given in substitution therefor or in modification, increase, renewal or extension thereof, in whole or in part, being hereinafter collectively called the "Note";

          (c)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Construction Loan Agreement dated December 24, 1997 between Sterling House Corporation (and later assumed by ALS West) and Lender and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (all of the foregoing being hereinafter collectively called the "Loan Agreement");

          (d)      All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of the other Loan Documents (as such term is defined in the Master Loan Agreement) and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part;

          (e)     All indebtedness now or hereafter incurred or arising pursuant to the provisions of this Deed of Trust or any loan agreement relating to the above described indebtedness, or any other instrument now or hereafter evidencing, governing, or securing the above described indebtedness or any part thereof; and

          (f)     Without limiting the generality of the foregoing, all post-petition interest, expenses, and other duties and liabilities with respect to indebtedness or other obligations described above in this section, which would be owed but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding.

    The indebtedness referred to in subparagraphs (a) - (f) above, together with all renewals, extensions and modifications thereof, and all substitutions therefor, in whole or in part, is hereinafter sometimes called the "secured indebtedness" or the "indebtedness secured hereby." Notwithstanding anything to the contrary contained herein, if a Mortgage (as such term is defined in the Master Loan Agreement) delivered in connection with a Project Loan (as such term is defined in the Master Loan Agreement) specifically provides that the indebtedness secured by such Mortgage is secured by the Project Loan Documents (as such term is defined in the Master Loan Agreement) related to such Project Loan and only such Project Loan Documents, then such Project Loan and the indebtedness secured by such Mortgage shall not be secured by this Deed of Trust and shall not constitute any part of the indebtedness secured hereby.

    1.2     Certain Terms. Terms used, but not defined, herein which are defined in the Master Loan Agreement or Loan Agreement shall have the meaning given such terms in the Master Loan Agreement or Loan Agreement, as applicable.

    Modification of Pensacola Mortgage. Paragraphs 1.1 and 1.2 on pages 3 and 4 of the Pensacola Mortgage are hereby deleted in their entirety and there is inserted in lieu thereof the following:

    1.1      Secured Indebtedness. This Mortgage, Assignment of Leases and Rents and Security Agreement (hereinafter called this "Mortgage") is made to secure and enforce the payment of the following notes, obligations, indebtedness and liabilities:

    (a)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Master Loan Agreement dated January 8, 1999 by and among ALS West Inc., a Delaware corporation (hereinafter called "ALS West"), Alterra Healthcare Corporation, a Delaware corporation (formerly known as Alternative Living Services, Inc.), Guaranty Bank, a federal savings bank (formerly known as Guaranty Federal Bank, F.S.B.), as agent (in such capacity, "Agent") for the Lenders (as defined therein), and the Lenders, and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (all of the foregoing being hereinafter collectively called the "Master Loan Agreement"), which Master Loan Agreement provides for a loan from the Lenders to ALS West in the aggregate amount of up to Fifty-Four Million Eight Hundred Fifty-Seven Thousand Five Hundred Ninety-Four and No/100 Dollars ($54,857,594.00), subject to the terms and conditions set forth therein;

    (b)      Each Note (as such term is defined in the Master Loan Agreement), including, without limitation, that certain promissory note dated January 22, 1998 in the original principal amount of Two Million Six Hundred Forty-Four Thousand and No/100 Dollars ($2,644,000.00), made by Sterling House Corporation (and later assumed by ALS West), and payable to the order of GUARANTY BANK, a federal savings bank, with interest at the rate or rates therein provided and all amounts remaining unpaid thereon being finally due and payable on June 30, 2004 (unless extended as provided in the Master Loan Agreement), and containing a provision for the payment of a reasonable additional amount as attorney's fees, and all other notes given in substitution therefor or in modification, increase, renewal or extension thereof, in whole or in part, such notes and all amendments, modifications, renewals and extensions thereof and all other notes given in substitution therefor or in modification, increase, renewal or extension thereof, in whole or in part, being hereinafter collectively called the "Note";

    (c)      All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Construction Loan Agreement dated January 22, 1998 between Sterling House Corporation (and later assumed by ALS West) and Lender and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (all of the foregoing being hereinafter collectively called the "Loan Agreement");

    (d)      All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of the other Loan Documents (as such term is defined in the Master Loan Agreement) and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part;

    (e)     All indebtedness now or hereafter incurred or arising pursuant to the provisions of this Mortgage or any loan agreement relating to the above described indebtedness, or any other instrument now or hereafter evidencing, governing, or securing the above described indebtedness or any part thereof, including, without limitation, all loans and future advances made by Mortgagee to Mortgagor within twenty (20) years from the date hereof; and

    (f)      Without limiting the generality of the foregoing, all post-petition interest, expenses, and other duties and liabilities with respect to indebtedness or other obligations described above in this section, which would be owed but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding.

    The indebtedness referred to in subparagraphs (a) - (f) above, together with all renewals, extensions and modifications thereof, and all substitutions therefor, in whole or in part, is hereinafter sometimes called the "secured indebtedness" or the "indebtedness secured hereby." Notwithstanding anything to the contrary contained herein, if a Mortgage (as such term is defined in the Master Loan Agreement) delivered in connection with a Project Loan (as such term is defined in the Master Loan Agreement) specifically provides that the indebtedness secured by such Mortgage is secured by the Project Loan Documents (as such term is defined in the Master Loan Agreement) related to such Project Loan and only such Project Loan Documents, then such Project Loan and the indebtedness secured by such Mortgage shall not be secured by this Mortgage and shall not constitute any part of the indebtedness secured hereby.

          1.2     Certain Terms. Terms used, but not defined, herein which are defined in the Master Loan Agreement or Loan Agreement shall have the meaning given such terms in the Master Loan Agreement or Loan Agreement, as applicable.

    Modification of Tucson Mortgage. Paragraphs 1.1 and 1.2 on page 4 of the Tucson Mortgage are hereby deleted in their entirety and there is inserted in lieu thereof the following:

          1.1      Secured Indebtedness. This Construction Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (hereinafter called this "Deed of Trust") is made to secure and enforce the payment of the following notes, obligations, indebtedness and liabilities:

          (a)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Master Loan Agreement dated January 8, 1999 by and among ALS West Inc., a Delaware corporation (hereinafter called "ALS West"), Alterra Healthcare Corporation, a Delaware corporation (formerly known as Alternative Living Services, Inc.), Guaranty Bank, a federal savings bank (formerly known as Guaranty Federal Bank, F.S.B.), as agent (in such capacity, "Agent") for the Lenders (as defined therein), and the Lenders, and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (all of the foregoing being hereinafter collectively called the "Master Loan Agreement"), which Master Loan Agreement provides for a loan from the Lenders to ALS West in the aggregate amount of up to Fifty-Four Million Eight Hundred Fifty-Seven Thousand Five Hundred Ninety-Four and No/100 Dollars ($54,857,594.00), subject to the terms and conditions set forth therein;

          (b)      Each Note (as such term is defined in the Master Loan Agreement), including, without limitation, that certain promissory note dated February 5, 1998 in the original principal amount of Two Million One Hundred Twelve Thousand and No/100 Dollars ($2,112,000.00), made by Sterling House Corporation (and later assumed by ALS West), and payable to the order of GUARANTY BANK, a federal savings bank, with interest at the rate or rates therein provided and all amounts remaining unpaid thereon being finally due and payable on June 30, 2004 (unless extended as provided in the Master Loan Agreement), and containing a provision for the payment of a reasonable additional amount as attorney's fees, and all other notes given in substitution therefor or in modification, increase, renewal or extension thereof, in whole or in part, such notes and all amendments, modifications, renewals and extensions thereof and all other notes given in substitution therefor or in modification, increase, renewal or extension thereof, in whole or in part, being hereinafter collectively called the "Note";

          (c)      All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Construction Loan Agreement dated February 5, 1998 between Sterling House Corporation (and later assumed by ALS West) and Lender and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (all of the foregoing being hereinafter collectively called the "Loan Agreement");

          (d)      All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of the other Loan Documents (as such term is defined in the Master Loan Agreement) and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part;

          (e)      All indebtedness now or hereafter incurred or arising pursuant to the provisions of this Deed of Trust or any loan agreement relating to the above described indebtedness, or any other instrument now or hereafter evidencing, governing, or securing the above described indebtedness or any part thereof; and

          (f)      Without limiting the generality of the foregoing, all post-petition interest, expenses, and other duties and liabilities with respect to indebtedness or other obligations described above in this section, which would be owed but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding.

    The indebtedness referred to in subparagraphs (a) - (f) above, together with all renewals, extensions and modifications thereof, and all substitutions therefor, in whole or in part, is hereinafter sometimes called the "secured indebtedness" or the "indebtedness secured hereby." Notwithstanding anything to the contrary contained herein, if a Mortgage (as such term is defined in the Master Loan Agreement) delivered in connection with a Project Loan (as such term is defined in the Master Loan Agreement) specifically provides that the indebtedness secured by such Mortgage is secured by the Project Loan Documents (as such term is defined in the Master Loan Agreement) related to such Project Loan and only such Project Loan Documents, then such Project Loan and the indebtedness secured by such Mortgage shall not be secured by this Deed of Trust and shall not constitute any part of the indebtedness secured hereby.

          1.2     Certain Terms. Terms used, but not defined, herein which are defined in the Master Loan Agreement or Loan Agreement shall have the meaning given such terms in the Master Loan Agreement or Loan Agreement, as applicable.

    Modification of Salem Mortgage. Subparagraph 1.1(a) beginning on page 3 of the Salem Mortgage is hereby deleted in its entirety and there is inserted in lieu thereof the following:

          (a)      All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of the Master Loan Agreement, which Master Loan Agreement provides for a loan from the Lenders to Mortgagor in the aggregate amount of up to Fifty-Four Million Eight Hundred Fifty-Seven Thousand Five Hundred Ninety-Four and No/100 Dollars ($54,857,594.00), subject to the terms and conditions set forth therein;

    Modification of Portage Mortgage. Subparagraph 1.1(a) on page 4 of the Portage Mortgage is hereby deleted in its entirety and there is inserted in lieu thereof the following:

          (a)      All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of the Master Loan Agreement, which Master Loan Agreement provides for a loan from the Lenders to Mortgagor in the aggregate amount of up to Fifty-Four Million Eight Hundred Fifty-Seven Thousand Five Hundred Ninety-Four and No/100 Dollars ($54,857,594.00), subject to the terms and conditions set forth therein;

    Modification of Merrillville Mortgage. Subparagraph 1.1(a) on page 4 of the Merrillville Mortgage is hereby deleted in its entirety and there is inserted in lieu thereof the following:

          (a)      All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of the Master Loan Agreement, which Master Loan Agreement provides for a loan from the Lenders to Mortgagor in the aggregate amount of up to Fifty-Four Million Eight Hundred Fifty-Seven Thousand Five Hundred Ninety-Four and No/100 Dollars ($54,857,594.00), subject to the terms and conditions set forth therein;

    Modification of Richmond Mortgage. Subparagraph 1.1(a) on page 4 of the Richmond Mortgage is hereby deleted in its entirety and there is inserted in lieu thereof the following:

          (a)      All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of the Master Loan Agreement, which Master Loan Agreement provides for a loan from the Lenders to Mortgagor in the aggregate amount of up to Fifty-Four Million Eight Hundred Fifty-Seven Thousand Five Hundred Ninety-Four and No/100 Dollars ($54,857,594.00), subject to the terms and conditions set forth therein;

          Modification of Austintown Mortgage. Subparagraph 1.1(a) beginning on page 3 of the Austintown Mortgage is hereby deleted in its entirety and there is inserted in lieu thereof the following:

          (a)      All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of the Master Loan Agreement, which Master Loan Agreement provides for a loan from the Lenders to Mortgagor in the aggregate amount of up to Fifty-Four Million Eight Hundred Fifty-Seven Thousand Five Hundred Ninety-Four and No/100 Dollars ($54,857,594.00), subject to the terms and conditions set forth therein;

    Modification of Columbus Mortgage. Subparagraph 1.1(a) on page 3 of the Columbus Mortgage is hereby deleted in its entirety and there is inserted in lieu thereof the following:

          (a)      All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of the Master Loan Agreement, which Master Loan Agreement provides for a loan from the Lenders to Mortgagor in the aggregate amount of up to Fifty-Four Million Eight Hundred Fifty-Seven Thousand Five Hundred Ninety-Four and No/100 Dollars ($54,857,594.00), subject to the terms and conditions set forth therein;

    Modification of Middletown Mortgage. Subparagraph 1.1(a) beginning on page 3 of the Middletown Mortgage is hereby deleted in its entirety and there is inserted in lieu thereof the following:

          (a)      All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of the Master Loan Agreement, which Master Loan Agreement provides for a loan from the Lenders to Mortgagor in the aggregate amount of up to Fifty-Four Million Eight Hundred Fifty-Seven Thousand Five Hundred Ninety-Four and No/100 Dollars ($54,857,594.00), subject to the terms and conditions set forth therein;

    Modification of Mesa Assignment. The first paragraph at the top of page 2 of the Mesa Assignment is hereby deleted in its entirety and there is inserted in lieu thereof the following:

    This Assignment is made by Assignor to provide a source of future payment of the following notes, obligations, indebtedness and liabilities:

          (a)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Master Loan Agreement dated January 8, 1999 by and among ALS West Inc., a Delaware corporation (hereinafter called "ALS West"), Alterra Healthcare Corporation, a Delaware corporation (formerly known as Alternative Living Services, Inc.), Assignee and the Lenders (as defined therein), and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (all of the foregoing being hereinafter collectively called the "Master Loan Agreement"), which Master Loan Agreement provides for a loan from the Lenders to ALS West in the amount of Fifty-Four Million Eight Hundred Fifty-Seven Thousand Five Hundred Ninety-Four and No/100 Dollars ($54,857,594.00), subject to the terms and conditions set forth therein;

          (b)     Each Note (as such term is defined in the Master Loan Agreement), including, without limitation, that certain promissory note dated December 22, 1997 in the original principal amount of Two Million Three Hundred Forty-Four Thousand and No/100 Dollars ($2,344,000.00), made by Sterling House Corporation (and later assumed by ALS West), and payable to the order of Assignee, with interest payable at the rate or rates therein provided, and all amounts remaining unpaid therein being finally due and payable on June 30, 2004 (unless extended as provided in the Master Loan Agreement), together with all amendments, modifications, renewals and extensions thereof, and all other notes given in substitution therefor or in modification, increase, renewal or extension thereof, in whole or in part, such notes and all amendments, modifications, renewals and extensions thereof and all other notes given in substitution therefor or in modification, increase, renewal or extension thereof, in whole or in part, being hereinafter collectively called the "Note";

          (c)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Construction Loan Agreement dated December 22, 1997 between Sterling House Corporation (and later assumed by ALS West) and Assignee and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (all of the foregoing being hereinafter collectively called the "Loan Agreement");

          (d)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of the other Loan Documents (as such term is defined in the Master Loan Agreement) and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part; and

          (e)     All indebtedness now or hereafter incurred or arising pursuant to the provisions of, or secured by, the Construction Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (as modified, amended, renewed or extended from time to time, hereinafter called the "Deed of Trust") dated December 22, 1997 made by Sterling House Corporation (and later assumed by ALS West) to secure the payment of the Note and covering the Subject Property and certain other property described therein (which secured indebtedness includes all indebtedness incurred or arising pursuant to the provisions of this Assignment);

    SUBJECT, HOWEVER, to the terms, provisions and conditions herein set forth.

          Notwithstanding anything to the contrary contained herein, if an Assignment of Leases and Rents (as such term is defined in the Master Loan Agreement) delivered in connection with a Project Loan (as such term is defined in the Master Loan Agreement) specifically provides that no other Assignment of Leases and Rents shall serve as a source of future payment of such Project Loan, then this Assignment of Leases and Rents shall not serve as a source of future payment of such Project Loan.

    Modification of Peoria Assignment. The first paragraph at the top of page 2 of the Peoria Assignment is hereby deleted in its entirety and there is inserted in lieu thereof the following:

          This Assignment is made by Assignor to provide a source of future payment of the following notes, obligations, indebtedness and liabilities:

          (a)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Master Loan Agreement dated January 8, 1999 by and among ALS West Inc., a Delaware corporation (hereinafter called "ALS West"), Alterra Healthcare Corporation, a Delaware corporation (formerly known as Alternative Living Services, Inc.), Assignee and the Lenders (as defined therein), and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (all of the foregoing being hereinafter collectively called the "Master Loan Agreement"), which Master Loan Agreement provides for a loan from the Lenders to ALS West in the amount of Fifty-Four Million Eight Hundred Fifty-Seven Thousand Five Hundred Ninety-Four and No/100 Dollars ($54,857,594.00), subject to the terms and conditions set forth therein;

          (b)     Each Note (as such term is defined in the Master Loan Agreement), including, without limitation, that certain promissory note dated December 22, 1997 in the original principal amount of Two Million Four Hundred Forty-Eight Thousand and No/100 Dollars ($2,448,000.00), made by Sterling House Corporation (and later assumed by ALS West), and payable to the order of Assignee, with interest payable at the rate or rates therein provided, and all amounts remaining unpaid therein being finally due and payable on June 30, 2004 (unless extended as provided in the Master Loan Agreement), together with all amendments, modifications, renewals and extensions thereof, and all other notes given in substitution therefor or in modification, increase, renewal or extension thereof, in whole or in part, such notes and all amendments, modifications, renewals and extensions thereof and all other notes given in substitution therefor or in modification, increase, renewal or extension thereof, in whole or in part, being hereinafter collectively called the "Note";

          (c)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Construction Loan Agreement dated December 22, 1997 between Sterling House Corporation (and later assumed by LAS West) and Assignee and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (all of the foregoing being hereinafter collectively called the "Loan Agreement");

          (d)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of the other Loan Documents (as such term is defined in the Master Loan Agreement) and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part; and

          (e)     All indebtedness now or hereafter incurred or arising pursuant to the provisions of, or secured by, the Construction Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (as modified, amended, renewed or extended from time to time, hereinafter called the "Deed of Trust") dated December 22, 1997 made by Sterling House Corporation (and assumed by ALS West) to secure the payment of the Note and covering the Subject Property and certain other property described therein (which secured indebtedness includes all indebtedness incurred or arising pursuant to the provisions of this Assignment);

    SUBJECT, HOWEVER, to the terms, provisions and conditions herein set forth.

          Notwithstanding anything to the contrary contained herein, if an Assignment of Leases and Rents (as such term is defined in the Master Loan Agreement) delivered in connection with a Project Loan (as such term is defined in the Master Loan Agreement) specifically provides that no other Assignment of Leases and Rents shall serve as a source of future payment of such Project Loan, then this Assignment of Leases and Rents shall not serve as a source of future payment of such Project Loan.

    Modification of Pensacola Assignment. The first paragraph at the top of page 2 of the Pensacola Assignment is hereby deleted in its entirety and there is inserted in lieu thereof the following:

              This Assignment is made by Assignor to provide a source of future payment of the following notes, obligations, indebtedness and liabilities:

          (a)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Master Loan Agreement dated January 8, 1999 by and among ALS West Inc., a Delaware corporation (hereinafter called "ALS West"), Alterra Healthcare Corporation, a Delaware corporation (formerly known as Alternative Living Services, Inc.), Assignee and the Lenders (as defined therein), and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (all of the foregoing being hereinafter collectively called the "Master Loan Agreement"), which Master Loan Agreement provides for a loan from the Lenders to ALS West in the amount of Fifty-Four Million Eight Hundred Fifty-Seven Thousand Five Hundred Ninety-Four and No/100 Dollars ($54,857,594.00), subject to the terms and conditions set forth therein;

          (b)     Each Note (as such term is defined in the Master Loan Agreement), including, without limitation, that certain promissory note dated January 22, 1998 in the original principal amount of Two Million Six Hundred Forty-Four Thousand and No/100 Dollars ($2,644,000.00), made by Sterling House Corporation (and later assumed by ALS West), and payable to the order of Assignee, with interest payable at the rate or rates therein provided, and all amounts remaining unpaid therein being finally due and payable on June 30, 2004 (unless extended as provided in the Master Loan Agreement), together with all amendments, modifications, renewals and extensions thereof, and all other notes given in substitution therefor or in modification, increase, renewal or extension thereof, in whole or in part, such notes and all amendments, modifications, renewals and extensions thereof and all other notes given in substitution therefor or in modification, increase, renewal or extension thereof, in whole or in part, being hereinafter collectively called the "Note";

          (c)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Construction Loan Agreement dated January 22, 1998 between Sterling House Corporation (and later assumed by ALS West) and Assignee and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (all of the foregoing being hereinafter collectively called the "Loan Agreement");

          (d)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of the other Loan Documents (as such term is defined in the Master Loan Agreement) and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part; and

          (e)     All indebtedness now or hereafter incurred or arising pursuant to the provisions of, or secured by, the Mortgage, Assignment of Leases and Rents and Security Agreement (as modified, amended, renewed or extended from time to time, hereinafter called the "Mortgage") dated January 22, 1998 made by Sterling House Corporation (and later assumed by ALS West) to secure the payment of the Note and covering the Subject Property and certain other property described therein (which secured indebtedness includes all indebtedness incurred or arising pursuant to the provisions of this Assignment);

    SUBJECT, HOWEVER, to the terms, provisions and conditions herein set forth.

          Notwithstanding anything to the contrary contained herein, if an Assignment of Leases and Rents (as such term is defined in the Master Loan Agreement) delivered in connection with a Project Loan (as such term is defined in the Master Loan Agreement) specifically provides that no other Assignment of Leases and Rents shall serve as a source of future payment of such Project Loan, then this Assignment of Leases and Rents shall not serve as a source of future payment of such Project Loan.

    Modification of Tucson Assignment. The first paragraph at the top of page 2 of the Tucson Assignment is hereby deleted in its entirety and there is inserted in lieu thereof the following:

    This Assignment is made by Assignor to provide a source of future payment of the following notes, obligations, indebtedness and liabilities:

          (a)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Master Loan Agreement dated January 8, 1999 by and among ALS West Inc., a Delaware corporation (hereinafter called "ALS West"), Alterra Healthcare Corporation, a Delaware corporation (formerly known as Alternative Living Services, Inc.), Assignee and the Lenders (as defined therein), and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (all of the foregoing being hereinafter collectively called the "Master Loan Agreement"), which Master Loan Agreement provides for a loan from the Lenders to ALS West in the amount of Fifty-Four Million Eight Hundred Fifty-Seven Thousand Five Hundred Ninety-Four and No/100 Dollars ($54,857,594.00), subject to the terms and conditions set forth therein;

          (b)     Each Note (as such term is defined in the Master Loan Agreement), including, without limitation, that certain promissory note dated February 5, 1998 in the original principal amount of Two Million One Hundred Twelve Thousand and No/100 Dollars ($2,112,000.00), made by Sterling House Corporation (and later assumed by ALS West), and payable to the order of Assignee, with interest payable at the rate or rates therein provided, and all amounts remaining unpaid therein being finally due and payable on June 30, 2004 (unless extended as provided in the Master Loan Agreement), together with all amendments, modifications, renewals and extensions thereof, and all other notes given in substitution therefor or in modification, increase, renewal or extension thereof, in whole or in part, such notes and all amendments, modifications, renewals and extensions thereof and all other notes given in substitution therefor or in modification, increase, renewal or extension thereof, in whole or in part, being hereinafter collectively called the "Note";

          (c)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Construction Loan Agreement dated February 5, 1998 between Sterling House Corporation (and later assumed by ALS West) and Assignee and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (all of the foregoing being hereinafter collectively called the "Loan Agreement");

          (d)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of the other Loan Documents (as such term is defined in the Master Loan Agreement) and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part; and

          (e)     All indebtedness now or hereafter incurred or arising pursuant to the provisions of, or secured by, the Construction Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (as modified, amended, renewed or extended from time to time, hereinafter called the "Deed of Trust") dated February 5, 1998 made by Sterling House Corporation (and later assumed by ALS West) to secure the payment of the Note and covering the Subject Property and certain other property described therein (which secured indebtedness includes all indebtedness incurred or arising pursuant to the provisions of this Assignment);

    SUBJECT, HOWEVER, to the terms, provisions and conditions herein set forth.

         Notwithstanding anything to the contrary contained herein, if an Assignment of Leases and Rents (as such term is defined in the Master Loan Agreement) delivered in connection with a Project Loan (as such term is defined in the Master Loan Agreement) specifically provides that no other Assignment of Leases and Rents shall serve as a source of future payment of such Project Loan, then this Assignment of Leases and Rents shall not serve as a source of future payment of such Project Loan.

    Modification of Salem Assignment. Subparagraph (a) on page 2 of the Salem Assignment is hereby deleted in its entirety and there is inserted in lieu thereof the following:

          (a)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Master Loan Agreement dated January 8, 1999 by and among Assignor, Alterra Healthcare Corporation, a Delaware corporation, formerly known as Alternative Living Services, Inc. (the "Company"), Assignee and the Lenders (as defined therein), and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (all of the foregoing being hereinafter collectively called the "Master Loan Agreement"), which Master Loan Agreement provides for a loan from the Lenders to Assignor in the amount of Fifty-Four Million Eight Hundred Fifty-Seven Thousand Five Hundred Ninety-Four and No/100 Dollars ($54,857,594.00), subject to the terms and conditions set forth therein;

    Modification of Portage Assignment. Subparagraph (a) on page 2 of the Portage Assignment is hereby deleted in its entirety and there is inserted in lieu thereof the following:

          (a)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Master Loan Agreement dated January 8, 1999 by and among Assignor, Alterra Healthcare Corporation, a Delaware corporation, formerly known as Alternative Living Services, Inc. (the "Company"), Assignee and the Lenders (as defined therein), and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (all of the foregoing being hereinafter collectively called the "Master Loan Agreement"), which Master Loan Agreement provides for a loan from the Lenders to Assignor in the amount of Fifty-Four Million Eight Hundred Fifty-Seven Thousand Five Hundred Ninety-Four and No/100 Dollars ($54,857,594.00), subject to the terms and conditions set forth therein;

    Modification of Merrillville Assignment. Subparagraph (a) on page 2 of the Merrillville Assignment is hereby deleted in its entirety and there is inserted in lieu thereof the following:

          (a)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Master Loan Agreement dated January 8, 1999 by and among Assignor, Alterra Healthcare Corporation, a Delaware corporation, formerly known as Alternative Living Services, Inc. (the "Company"), Assignee and the Lenders (as defined therein), and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (all of the foregoing being hereinafter collectively called the "Master Loan Agreement"), which Master Loan Agreement provides for a loan from the Lenders to Assignor in the amount of Fifty-Four Million Eight Hundred Fifty-Seven Thousand Five Hundred Ninety-Four and No/100 Dollars ($54,857,594.00), subject to the terms and conditions set forth therein;

    Modification of Richmond Assignment. Subparagraph (a) on page 2 of the Richmond Assignment is hereby deleted in its entirety and there is inserted in lieu thereof the following:

          (a)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Master Loan Agreement dated January 8, 1999 by and among Assignor, Alterra Healthcare Corporation, a Delaware corporation, formerly known as Alternative Living Services, Inc. (the "Company"), Assignee and the Lenders (as defined therein), and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (all of the foregoing being hereinafter collectively called the "Master Loan Agreement"), which Master Loan Agreement provides for a loan from the Lenders to Assignor in the amount of Fifty-Four Million Eight Hundred Fifty-Seven Thousand Five Hundred Ninety-Four and No/100 Dollars ($54,857,594.00), subject to the terms and conditions set forth therein;

    Modification of Austintown Assignment. Subparagraph (a) on page 2 of the Austintown Assignment is hereby deleted in its entirety and there is inserted in lieu thereof the following:

          (a)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Master Loan Agreement dated January 8, 1999 by and among Assignor, Alterra Healthcare Corporation, a Delaware corporation, formerly known as Alternative Living Services, Inc. (the "Company"), Assignee and the Lenders (as defined therein), and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (all of the foregoing being hereinafter collectively called the "Master Loan Agreement"), which Master Loan Agreement provides for a loan from the Lenders to Assignor in the amount of Fifty-Four Million Eight Hundred Fifty-Seven Thousand Five Hundred Ninety-Four and No/100 Dollars ($54,857,594.00), subject to the terms and conditions set forth therein;

    Modification of Columbus Assignment. Subparagraph (a) on page 2 of the Columbus Assignment is hereby deleted in its entirety and there is inserted in lieu thereof the following:

          (a)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Master Loan Agreement dated January 8, 1999 by and among Assignor, Alterra Healthcare Corporation, a Delaware corporation, formerly known as Alternative Living Services, Inc. (the "Company"), Assignee and the Lenders (as defined therein), and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (all of the foregoing being hereinafter collectively called the "Master Loan Agreement"), which Master Loan Agreement provides for a loan from the Lenders to Assignor in the amount of Fifty-Four Million Eight Hundred Fifty-Seven Thousand Five Hundred Ninety-Four and No/100 Dollars ($54,857,594.00), subject to the terms and conditions set forth therein;

    Modification of Middletown Assignment. Subparagraph (a) on page 2 of the Middletown Assignment is hereby deleted in its entirety and there is inserted in lieu thereof the following:

          (a)     All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Master Loan Agreement dated January 8, 1999 by and among Assignor, Alterra Healthcare Corporation, a Delaware corporation, formerly known as Alternative Living Services, Inc. (the "Company"), Assignee and the Lenders (as defined therein), and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (all of the foregoing being hereinafter collectively called the "Master Loan Agreement"), which Master Loan Agreement provides for a loan from the Lenders to Assignor in the amount of Fifty-Four Million Eight Hundred Fifty-Seven Thousand Five Hundred Ninety-Four and No/100 Dollars ($54,857,594.00), subject to the terms and conditions set forth therein;

    Insurance.

          (a)     Borrower shall continue to carry general and professional liability insurance for the benefit of Borrower and Lender in accordance with the terms of the Loan Documents; provided, however, umbrella coverage shall be reduced from $10,000,000 to $3,000,000. Alternatively, Borrower will be permitted to self-insure. However, recognizing Lender's concerns about Borrower's ability to self-insure and to administer claims, Borrower shall maintain adequate reserves for the payment of claims and provide a risk management program, which program shall address loss prevention, deductibles/retention and the manner in which claims will be administered, all to the satisfaction of Lender.

          (b)     Reference is made to the Pledge Agreement for additional agreements made this date between the parties regarding insurance matters.

    Intentionally Omitted.

    Third Party Leases. The following agreements are made with respect to the Third Party Leases:

          (a)     Borrower will cause the Third Party Leases to be terminated and deliver Lender evidence of such termination on or before December 31, 2002, failing which, until the earlier to occur of (i) July 1, 2004 or (ii) the date evidence of such termination is delivered to Lender, the defined term "Commercial Based Rate" as used in the Master Loan Agreement shall have the following meaning:

               "Commercial Based Rate" means two and one-quarter percent (2.25%) per annum in excess of the Base Rate, it being agreed that the Commercial Based Rate may increase or decrease, as the case may be, from time to time as of the effective date of each change in the Base Rate. In no event shall the Commercial Based Rate be less than seven and one-quarter percent (7.25%).

    The failure of Borrower to deliver such evidence on or before July 1, 2004 shall constitute an immediate Event of Default. Any monies paid to the Lessees under the Third Party Leases to terminate the Third Party Leases shall not be included as expenses when calculating Cash Flow or Net Operating Income.

          (b)     Upon termination of the Third Party Leases, Borrower shall enter into a Management Agreement with Alterra with respect to each Leased Mortgaged Property in the form of the Management Agreements executed by Borrower and Alterra on the date of this Agreement.

          (c)     Notwithstanding anything to the contrary contained in Section 14 of this Agreement, prior to the date the Third Party Leases are terminated, Lender shall only have a security interest in those monies in the Restricted Account pertaining to the Leased Mortgaged Properties to which either Borrower or Alterra is entitled. Any monies in the Restricted Account pertaining to the Leased Mortgaged Properties to which neither Borrower nor Alterra is entitled shall nevertheless be included as income of the Leased Mortgaged Properties for purposes of calculating Cash Flow.

    Management Agreements. Borrower and Alterra acknowledge and agree that the Management Agreements between the two parties of even date herewith with respect to each of the Mortgaged Properties (other than Austintown Mortgaged Property, Richmond Mortgaged Property and Portage Mortgaged Property) constitute Operating Agreements and Management Contracts.

    Financing Statements. Borrower and Alterra hereby authorize Lender to file any financing statement or financing statement amendment covering the Collateral or relating to the security interest created therein.

    Medicare/Medicaid. Borrower agrees that it shall not enter into, nor will it permit any other party to enter into, a Medicare, Medicaid or similar contract with respect to a Project.

    Loan Document. This Agreement and each of the Restructure Documents constitutes a Loan Document. In the event of a conflict between the terms of this Agreement and the terms of any Loan Document, the terms of this Agreement shall control. References herein and in the Loan Documents to Loan Documents are references to such agreements as modified from time to time.

    Agent/Lender. Guaranty Bank is the sole Lender (as such term is used in the Master Loan Agreement) under the Master Loan Agreement. Accordingly, the terms Lender and Agent as used therein and herein may be used interchangeably.

    Notice of Change. Borrower and Alterra agree to give prompt written notice to the Lender of: (a) any Event of Default under the Loan Documents; (b) any occurrence which might mature into an Event of Default (whether by the passage of time, giving of notice or otherwise); (c) any default under any material agreement to which the Borrower or Alterra is a party or by which any of the Mortgaged Properties are bound or the acceleration of the maturity of any indebtedness owing by the Borrower or Alterra, provided that such notice shall be required with respect to Alterra only after the Confirmation Date; (d) all litigation or claims affecting the Borrower, Alterra, or any of the Mortgaged Properties which if adversely determined could reasonably be expected to result in a material adverse change in the financial condition of Borrower or Alterra or a material adverse change in the value of any of the Mortgaged Properties; and (e) any other matter the occurrence of which could reasonably be expected to result in a material adverse change in the financial condition of the Borrower or Alterra or a material adverse change in the value of any of the Mortgaged Properties. Such notice will describe the foregoing matters with particularity and the actions which the Borrower and Alterra are taking or propose to take with respect thereto.

    Borrower's Existence and Authority. Borrower hereby represents and warrants that (a) it is the sole legal and beneficial owner of the Mortgaged Properties; (b) it is a corporation and is duly organized and legally existing under the laws of the state of its corporation and is duly qualified to do business in the state where the Mortgaged Properties are located; (c) the execution and delivery of, and performance under this Agreement are within its power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action and are not in contravention of law or the powers of Borrower's organizational documents; (d) this Agreement constitutes the legal, valid and binding obligations of Borrower enforceable in accordance with its terms; (e) the execution and delivery of this Agreement by Borrower do not contravene, result in a breach of or constitute a default under any deed of trust, loan agreement, indenture or other contract, agreement or undertaking to which it is a party or by which it or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and, to the best of its knowledge, do not violate or contravene any law, order, decree, rule or regulation to which Borrower is subject; and (f) other than the Alterra Leases and Third-Party Leases, there are no Lease Agreements or Sublease Agreements affecting the Mortgaged Properties. Borrower agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including without limitation attorneys' fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any respect.

    Alterra Existence and Authority. Alterra hereby represents and warrants that (a) Alterra is duly organized and legally existing under the laws of the state of its incorporation; (b) the execution and delivery of, and performance under this Agreement are within Alterra's power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action and are not in contravention of law or the powers of Alterra's charter, by-laws or other corporate papers; (c) this Agreement constitutes the legal, valid and binding obligations of Alterra enforceable in accordance with its terms; and (d) the execution and delivery of this Agreement by Alterra do not contravene, result in a breach of or constitute a default under any deed of trust, loan agreement, indenture or other contract, agreement or undertaking to which Alterra is a party or by which Alterra or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Alterra is subject. Alterra agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including without limitation attorneys' fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any respect.

    Other Documents. Alterra and Borrower agree to execute, upon request from Lender, such other and further documents as may be necessary (in Lender's reasonable judgment) to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the Project Loans. The foregoing shall include, without limitation, the execution of additional copies of this Agreement in order to satisfy local filing requirements.

    Default. If Alterra or Borrower shall fail to keep or perform any of the covenants or agreements contained herein or if any statement, representation or warranty contained herein is false, misleading or erroneous in any material respect, after the expiration of any grace or cure period provided by the applicable Loan Documents, such party shall be deemed to be in default hereunder and Lender shall be entitled at its option to exercise any and all of the rights and remedies granted pursuant to the Loan Documents, or to which Lender may otherwise be entitled, whether at law or in equity.

    Events of Default. Borrower hereby represents and warrants that, to the best of Borrower's knowledge, after giving effect hereto, there exists no uncured default under the Notes, Mortgages, Assignments, or any other Loan Documents, except as disclosed on Schedule II attached hereto and made a part hereof. Lender represents and warrants that it has no knowledge that any Event of Default exists under the Loan Documents except those described on Schedule II. No representation or waiver is made with respect to any Event of Default with respect to which Lender has no knowledge. Without waiving its ability to declare Events of Default with respect to acts or omissions of Borrower or other parties to the Loan Documents which occur after the date hereof, Lender hereby waives each Event of Default listed on Schedule II. Prior to the Confirmation Date, Lender will not declare an Event of Default as the result, after the date hereof, of Alterra's failure generally to pay (or admission in writing of its inability to pay) its debts as such debts become due.

    Title Endorsements. Contemporaneously with the execution and delivery hereof, Borrower shall, at its sole cost and expense, obtain and deliver to Lender an endorsement of the Mortgagee Title Policy insuring the lien of each Mortgage, under the applicable title insurance rules and regulations, in form and content reasonably acceptable to Lender, stating that the company issuing said Mortgagee Title Policy will not claim that policy coverage has terminated, or that policy coverage has been reduced, solely by reason of the execution of this Agreement and maintaining the liability thereunder for the period of limitation applicable to the indebtedness secured by the lien of such Mortgage calculated from the renewed and extended maturity date as provided herein.

    Ratification. Except as provided herein, the terms and provisions of the Master Loan Agreement, Notes, the Mortgages, the Assignments, and the other Loan Documents shall remain unchanged and shall remain in full force and effect. Any modification herein of the Master Loan Agreement, the Notes, the Mortgages, the Assignments, and the other Loan Documents shall in no way affect the security of the Mortgages, the Assignments, and the other Loan Documents for the payment of the Notes. The promissory note(s) described in each Mortgage, Assignment, and other Loan Documents as the note(s) secured thereby shall hereafter mean such note(s) as modified by this Agreement. The Master Loan Agreement, the Notes, the Mortgages, the Assignments, the Guaranties and the other Loan Documents, as modified and amended hereby, are hereby ratified and confirmed in all respects. All liens, security interests, mortgages and assignments granted or created by or existing under the Mortgages, the Assignments, and the other Loan Documents remain unchanged and continue, unabated, in full force and effect, to secure the obligations described therein.

    Validity. Borrower hereby acknowledges that the liens, security interests, and assignments created and evidenced by the Mortgages and the assignments created by the Assignments are valid and subsisting and further acknowledges and agrees that there are no offsets, claims, or defenses to the Notes, Mortgages or Assignments or any other Loan Documents.

    Entire Agreement. This Agreement supersedes and merges all prior and contemporaneous promises, representations and agreements with respect to its subject matter. No modification of this Agreement or any document referenced herein, or any waiver of rights under any of the foregoing, shall be effective unless made by supplemental agreement, in writing, executed by Lender and the affected party or parties. The parties hereto further agree that this Agreement may not in any way be explained or supplemented by a prior, existing, or future course of dealings between the parties or by any prior, existing, or future performance between the parties pursuant to this Agreement or otherwise.

    Notice. Any notice or communication required or permitted hereunder or, after the date hereof, under any Loan Document shall be given in writing, sent by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c) United States mail, postage prepaid, registered or certified mail, addressed as follows:

    To Borrower:
    10000 Innovation Drive
    Milwaukee, Wisconsin 53226

    To Lender:
    8333 Douglas Avenue
    Dallas, Texas 75225
    Attention: Senior Housing Lending Division

    To Alterra:
    10000 Innovation Drive
    Milwaukee, Wisconsin 53226

    or to such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein.

    Opinions. Upon execution of this Agreement, Borrower and Alterra shall each deliver to Lender an opinion of counsel, in form and substance reasonably satisfactory to Lender, stating that the Borrower and Alterra are duly organized and validly existing under the laws of the state of their organization, Borrower is qualified to do business in each state in which a Mortgaged Property is located, the execution of each of the Restructure Documents by Alterra and Borrower has been duly authorized and each of the Restructure Documents has been properly executed and delivered by Alterra and Borrower.

    Costs. Contemporaneous with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transactions specified herein, including without limitation title insurance policy and/or endorsement charges, recording fees, and reasonable fees and expenses of legal counsel to Lender.

    Release. Alterra and Borrower hereby release, remise, acquit and forever discharge Lender, together with its employees, agents, representatives, consultants, attorneys, fiduciaries, participants, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement, the Master Loan Agreement, the Notes, the Mortgages, the Assignments, or any other Loan Document, or any of the transactions associated therewith, or the Mortgaged Properties, including specifically but not limited to claims of usury, REGARDLESS OF WHETHER THE MATTER RELEASED IS THE RESULT OF THE NEGLIGENCE OF ONE OR MORE OF THE RELEASED PARTIES.

    Counterpart Execution. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart, provided that the counterpart produced must be the counterpart executed by the party against whom enforcement is sought.

    Severance. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition or provision herein contained.

    Time of the Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.

    Construction. The parties acknowledge and confirm that each of their respective attorneys have participated jointly in the review and revision of this Agreement and that it has not been written solely by counsel for one party. The parties hereto therefore stipulate and agree that the rule of construction to the effect that any ambiguities are to or may be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor any party against the other.

    Governing Law. This Agreement and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of Texas and the law of the United States applicable to transactions within said State.

    Successors. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their representatives, successors, and assigns.

    Notice and Agreement. Alterra, Borrower and Lender hereby take notice of and agree to the following:

    A.     PURSUANT TO SUBSECTION 26.02(b) OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED THEREIN EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY'S AUTHORIZED REPRESENTATIVE.

    B.     PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM THE LOAN DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.

    C.     THE NOTES, THE MORTGAGES, THE ASSIGNMENTS, THE OTHER LOAN DOCUMENTS AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    Bankruptcy Matters.

          (a)     Borrower and Alterra hereby acknowledge, represent, warrant, and agree that (i) in exchange for the covenants and agreements hereunder, each has received valuable consideration, (ii) this Agreement and the transactions contemplated hereunder are not made or incurred by it (x) with intent to hinder, delay or defraud future creditors of Borrower or Alterra, (y) in contemplation of insolvency of Borrower, or (z) after the commission of an act of insolvency of Borrower; and (iii) Borrower is not insolvent at the time of, and will not be rendered insolvent by virtue of the transactions contemplated by this Agreement.

         . (b)     IN CONSIDERATION FOR THE FORBEARANCE OF LENDER IN EXERCISING ITS REMEDIES UNDER THE LOAN DOCUMENTS AND IN CONSIDERATION FOR THE MODIFICATION OF THE LOAN DOCUMENTS AS PROVIDED IN THIS AGREEMENT, BORROWER HEREBY AGREES THAT, IN THE EVENT BORROWER FILES A PETITION FOR RELIEF UNDER THE FEDERAL BANKRUPTCY CODE OR ANY OTHER PRESENT OR FUTURE FEDERAL OR STATE INSOLVENCY, BANKRUPTCY OR SIMILAR LAW (ALL OF THE FOREGOING HEREINAFTER COLLECTIVELY CALLED "APPLICABLE BANKRUPTCY LAW") OR AN INVOLUNTARY PETITION FOR RELIEF IS FILED AGAINST BORROWER UNDER ANY APPLICABLE BANKRUPTCY LAW, OR AN ORDER FOR RELIEF NAMING BORROWER IS ENTERED UNDER ANY APPLICABLE BANKRUPTCY LAW, OR ANY COMPOSITION, REARRANGEMENT, EXTENSION, REORGANIZATION OR OTHER RELIEF OF DEBTORS NOW OR HEREAFTER EXISTING IS REQUESTED OR CONSENTED TO BY BORROWER, THEN LENDER SHALL THEREUPON BE ENTITLED TO IMMEDIATE AND ABSOLUTE RELIEF FROM ANY AUTOMATIC STAY IMPOSED BY SECTION 362 OF THE FEDERAL BANKRUPTCY CODE, OR ANY OTHER APPLICABLE BANKRUPTCY LAW, ON OR AGAINST THE EXERCISE OF THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO LENDER UNDER THE LOAN DOCUMENTS (INCLUDING BUT NOT LIMITED TO FORECLOSURE) AND/OR AT LAW OR EQUITY, AND BORROWER HEREBY IRREVOCABLY WAIVES ITS RIGHT TO OBJECT TO SUCH RELIEF FROM AUTOMATIC STAY AND AGREES NOT TO OPPOSE LENDER'S MOTION TO OBTAIN SUCH RELIEF, AND FURTHER AGREES THAT THE ABOVE AGREEMENT CONSTITUTES "CAUSE" TO LIFT THE AUTOMATIC STAY PURSUANT TO SECTION 362(D) OF THE FEDERAL BANKRUPTCY CODE. THE PROVISIONS OF THIS PARAGRAPH ARE ESSENTIAL ELEMENTS OF LENDER'S CONSIDERATION FOR ENTERING INTO THIS AGREEMENT.

          (c)     Notwithstanding anything to the contrary contained in the Master Loan Agreement or any of the other Loan Documents, the filing of a voluntary Chapter 11 bankruptcy proceeding by Alterra (the "Alterra Bankruptcy") shall not constitute an Event of Default, except in the event of a Bankruptcy Default. As used herein, the term "Bankruptcy Default" means the occurrence of one or more of the following:

    1)     If any plan of reorganization is filed by any party in the Alterra Bankruptcy which is not in violation of Alterra's right to exclusivity under Bankruptcy Code§1121 and applicable rules and which proposes to (i) treat Lender in a manner different than that set forth in this Agreement and the other Loan Documents, or (ii) change in any respect the collateral for the Project Loans or any of Lender's rights with respect to the Collateral (regardless of whether such proposed plan, motion or other court action is successful). For purposes of this paragraph, different treatment includes, without limitation, changing the term, the interest rate or the amortization of the Notes, regardless of whether the proposed different treatment is economically material to Lender.

          2)     If any lawsuit, proceeding, cause of action, or adversary proceeding is filed by any party in interest in the Alterra Bankruptcy against Lender under any legal theory, including without limitation, any causes of action under Chapter 5 of the United States Bankruptcy Code and not dismissed within 45 days after the filing thereof.

          3)     If Alterra's exclusive right in which to file and seek confirmation of a plan of reorganization under Section 1121 of the Bankruptcy Code is terminated.

    Notwithstanding the above, Lender may file a claim against Alterra (in its capacity as guarantor of the Project Loans) in the Alterra Bankruptcy. Nothing herein prevents Lender from pursuing its claim against Alterra in the Alterra Bankruptcy.

    No Waiver. Lender in the past may have accepted, without exercising the remedies to which Lender was entitled, payments and performance by Borrower that constituted defaults under the Loan Documents. Alterra and Borrower acknowledge that no such acceptance or grace granted by Lender in the past, or Lender's agreement to the modifications evidenced hereby, has in any manner diminished Lender's right in the future to insist that Alterra and Borrower strictly comply with the terms of the Loan Documents, as modified by the terms hereof. Furthermore, Alterra and Borrower specifically acknowledge that any future grace or forgiveness of default by Lender shall not constitute a waiver or diminishment of any right of Lender with respect to any future default of Alterra or Borrower, whether or not similar to any default with respect to which Lender has in the past chosen, or may in the future choose, not to exercise all of the rights and remedies granted to it under the Loan Documents.

    Recording. For ease of recording, certain signature pages, exhibits and schedules to this Agreement may not be recorded in all of the jurisdictions in which this Agreement is recorded. Nevertheless, the parties are bound by all terms and provisions hereof.

  IN WITNESS WHEREOF, this Agreement is executed on the respective dates of acknowledgment, to be effective as of the date first written above.

  [Remainder of page intentionally left blank; signatures follow]

  Borrower's Signature Page to Assumption, Extension and Modification

Signed, sealed and delivered in the presence of: Printed Name: Benjamin C. Korb	ALS WEST, INC., a Delaware corporation doing business in Arizona as AHC West, Inc. By: Kristin A. Ferge Name: Kristin Ferge Title: Vice President
Printed Name: Stephanie L. Rick	BORROWER

STATE OF	Wisconsin)

COUNTY OF	Milwaukee)

       The foregoing instrument was acknowledged before me on this 26 day of July, 2002 by Kristin Ferge, Vice President of ALS West,Inc., a Delaware corporation, on behalf of the corporation.

Eric W. Hoaglund Notary Public, State of Wisconsin
My Commission Expires: is permanent
Eric W. Hoaglund, Esq. Printed or Typed Name

  Lender's Signature Page to Assumption, Extension and Modification Agreement

Signed, sealed and delivered in the presence of: Printed Name: Misty Devaney	GUARANTY BANK, a federal savings bank By: /s/ Deborah Laycock Name: Deborah Laycock Title: Senior Vice President
Printed Name: Cindy Hall	LENDER

STATE OF	TEXAS)

COUNTY OF	DALLAS)

       This instrument was acknowledged before me on July 25, 2002 by Deborah Laycock, Senior Vice President of Guaranty Bank, a federal savings bank, on behalf of said bank.

Denise Rodriguez Notary Public, State of Texas
My Commission Expires: 4-3-04
Denise Rodriguez Printed or Typed Name

  Alterra's Signature Page to Assumption, Extension and Modification

Signed, sealed and delivered in the presence of: Printed Name: Benjamin C. Korb	ALTERRA HEALTHCARE CORPORATION, a Delaware Corporation By: Kristin A. Ferge Name: Kristin Ferge Title: Vice President
Printed Name: Stephanie L. Rick	BORROWER

STATE OF	Wisconsin)

COUNTY OF	Milwaukee)

       The foregoing instrument was acknowledged before me on this 26 day of July, 2002 by Kristin Ferge, Vice President of Alterra Healthcare Corporation, a Delaware corporation, on behalf of the corporation.

Eric W. Hoaglund Notary Public, State of Wisconsin
My Commission Expires: is permanent
Eric W. Hoaglund, Esq. Printed or Typed Name

  CONSENT OF LESSEE

       The undersigned, being a party to one or more of the Loan Documents, hereby consents to the Assumption, Extension and Modification Agreement (the "Agreement") to which this Consent is attached and agrees with Lender that each Loan Document to which the undersigned is a party is ratified and confirmed in all respects.

       Executed on the date of acknowledgment, to be effective as of the date of the Agreement.

  STERLING COTTAGE OF AUSTINTOWN LLC,
  a Delaware limited liability company

  By     Alterra Healthcare Corporation, a Delaware
  corporation, its manager

  By:  /s/ Kristin Ferge
  Name: Kristin Ferge
  Title: Vice President

  THE STATE OF WISCONSIN)

  COUNTY OF MILWAUKEE)

       This instrument was acknowledged before me this 26 day of July, 2002 by Kristin Ferge, Vice President of Alterra Healthcare Corporation, a Delaware corporation, on behalf of said corporation, in its capacity as manager of Sterling Cottage of Austintown LLC, a Delaware limited liability company, on behalf of said limited liability company.

  Notary Public, State of WISCONSIN

  Eric W. Hoaglund, Esq.
  (printed name)

  My Commission Expires:
  is permanent

  CONSENT OF LESSEE

       The undersigned, being a party to one or more of the Loan Documents, hereby consents to the Assumption, Extension and Modification Agreement (the "Agreement") to which this Consent is attached and agrees with Lender that each Loan Document to which the undersigned is a party is ratified and confirmed in all respects.

       Executed on the date of acknowledgment, to be effective as of the date of the Agreement.

  STERLING HOUSE OF RICHMOND LLC,
  a Delaware limited liability company

  By     Alterra Healthcare Corporation, a Delaware
  corporation, its manager

  By:  /s/ Kristin Ferge
  Name: Kristin Ferge
  Title: Vice President

  THE STATE OF WISCONSIN)

  COUNTY OF MILWAUKEE)

       This instrument was acknowledged before me this 26 day of July, 2002 by Kristin Ferge, Vice President of Alterra Healthcare Corporation, a Delaware corporation, on behalf of said corporation, in its capacity as manager of Sterling House of Richmond LLC, a Delaware limited liability company, on behalf of said limited liability company.

  Notary Public, State of WISCONSIN

  Eric W. Hoaglund, Esq.

  (printed name)

  My Commission Expires:
  is permanent

  CONSENT OF LESSEE

       The undersigned, being a party to one or more of the Loan Documents, hereby consents to the Assumption, Extension and Modification Agreement (the "Agreement") to which this Consent is attached and agrees with Lender that each Loan Document to which the undersigned is a party is ratified and confirmed in all respects.

       Executed on the date of acknowledgment, to be effective as of the date of the Agreement.

  STERLING COTTAGE OF PORTAGE LLC,
  a Delaware limited liability company

  By     Alterra Healthcare Corporation, a Delaware
  corporation, its manager

  By:  /s/ Kristin Ferge
  Name: Kristin Ferge
  Title: Vice President

  THE STATE OF WISCONSIN)

  COUNTY OF MILWAUKEE)

       This instrument was acknowledged before me this 26 day of July, 2002 by Kristin Ferge, Vice President of Alterra Healthcare Corporation, a Delaware corporation, on behalf of said corporation, in its capacity as manager of Sterling House of Portage LLC, a Delaware limited liability company, on behalf of said limited liability company.

  Notary Public, State of WISCONSIN

  Eric W. Hoaglund, Esq.

  (printed name)

  My Commission Expires:
  is Permanent

  SCHEDULE I

  Exit Fees

Project Loan	Exit Fee
Olympia Project Loan	$49,387
Puyallup Project Loan	$46,339
Spokane Project Loan	$45,428
North Oaks Project Loan	$47,957
Plymouth Project Loan	$48,808
Eden Prairie Project Loan	$50,709
Austintown Project Loan	$25,557
Columbus Project Loan	$27,297
Portage Project Loan	$29,667
Richmond Project Loan	$30,028
Salem Project Loan	$20,841
Middletown Project Loan	$18,585
Merrillville Project Loan	$31,264
Mesa Project Loan	$19,202
Peoria Project Loan	$20,097
Tucson Project Loan	$17,563
Pensacola Project Loan	$19,847

  SCHEDULE II

  Disclosure of Defaults

  Defaults or Events of Default occurring prior to July 26, 2002 as a result of:

      any failure to make payments to Lender when due;

      any failure to comply with the financial covenants of Sections 6.16-6.19, 6.22 or 6.23;

      any failure to maintain general liability or professional liability insurance as required by the Mortgages;

      any failure to deliver certificates evidencing renewal of insurance policies at least 15 days before the insurance expired;

      any failure to notify Lender, prior to the occurrence thereof, of the name change from Alternative Living Services, Inc. to Alterra Healthcare Corporation, the address change from 450 Sunnyslope Drive to 10000 Innovation Drive or the merger of Sterling House Corporation with Alterra Healthcare Corporation;

      any failure of Alterra or Borrower generally to pay (or any admission in writing of inability to pay) its debts as such debts become due;

      any failure to deliver rent rolls for the Projects;

      any failure to deliver an Officer's Certificate identifying, or to notify Lender in the format or within the time frame required by the Loan Documents of, or to remedy (a) any Default described in paragraphs (i) through (vii) above, (b) any Material Adverse Change in the financial condition of Borrower or Alterra, (c) the filing of any suit or proceeding against Alterra which was disclosed in Alterra's filings on Form 10K or 10Q with the Securities and Exchange Commission, or (d) the following proceedings against Borrower:

        Ramsey v. Amoco Oil, et al., "In the Matter of the Condemnation of Certain Lands for Highway Purposes," Case 62C201011916 filed in the Second Judicial District Court, Ramsey County, MN;

        Tim Foley Plumbing Service, inc. et al. v. Eby Development and Management Co., L.L.C., et al., Cause No. 89C01-9904-CP-061 filed in the Wayne Circuit Court, Wayne County, IN; and

        Claim for slip and fall incident in October, 2001 at the Alterra Clare Bridge of Olympia residence. Liability estimated at $5,000.

    the imposition of, and any failure to deliver an Officer's Certificate identifying, or to notify Lender in the format or within the time frame required by the Loan Documents of, the following bans on admissions at the Alterra Clare Bridge of Olympia residence:

        The Department of Social and Health Services ("Department") conducted a survey on various dates from March 24, 2000, through June 6, 2000. The Department alleged that the residence failed to ensure appropriate care for residents with a significant change of condition, failed to properly evaluate its ability to provide medication management at night and failed to notify a resident's family of injury of unknown source. Based upon these findings, on June 16, 2000, the Department issued a ban on admissions and a fine of $700.00. The ban on admissions was lifted on August 15, 2000 and the fine was paid.

        The Department conducted an investigation on July 23, 2001. The Department alleged that the residence failed to discharge a resident in a timely fashion. The Department issued a stop placement and assessed a forfeiture in the amount of $7,500. The ban on admissions was lifted on August 9, 2001.

    the issuance of, and any failure to deliver an Officer's Certificate identifying, or to notify Lender in the format or within the time frame required by the Loan Documents of, a notice issued by the Ohio Department of Health on May 2, 2002 proposing to revoke the license for the Alterra Clare Bridge of Austintown based on a violation related to exceeding the 120-day limit on providing intermittent skilled nursing care. The proposed revocation is being appealed.

  SCHEDULE III

  Compliance Certificate

  Guaranty Bank
  8333 Douglas
  Dallas, Texas 75225
  Attn: Senior Housing Lending Division

  RE     Master Loan Agreement dated January 8, 1999, as modified from time to time (the "Agreement"), by and among ALS West, Inc. (the "Borrower"), Alterra Healthcare Corporation ("Alterra") and Guaranty Bank ("Lender")

  The undersigned officer of Alterra does hereby certify that for the quarterly financial period ending                      :

  1.     No Default or Event of Default has occurred or exists except

  .

  2.     The Portfolio Debt Coverage Ratio was:

  Required:

Required Ratio	Test Date
.85 to 1 1.00 to 1 1.10 to 1 1.15 to 1 1.20 to 1	December 31, 2002 June 30, 2003 December 31, 2003 March 31, 2004 June 30, 2004 and the end of each calendar quarter thereafter

  Actual     ___ to 1

  3.     The total claims which have been paid on the current Liability Policy (as defined in the Pledge Agreement made by Borrower for the benefit of Lender) is $_________________.

  4.     The Third-Party Leases have/have not been terminated.

  5.     The Lock-Box Agreement has/has not been executed and delivered to Lender.

  The Lockbox Service has/has not begun.

  6.     Capitalized terms not defined herein shall have the meanings given to such terms in the Agreement.

  7.     The manner of calculation of each of the above is attached.

  ALTERRA HEALTHCARE CORPORATION,
  a Delaware corporation

  By:

  Name:

  Title:

  SCHEDULE IV

  Payment of Expenses

  (1)     Not less than three (3) Business Days prior to the date payroll at any of the Projects is due and payable, Borrower shall notify the Lender, in writing, of the amount of payroll payable to the employees of such Projects and the payroll taxes payable with respect to such payroll, and at least one (1) Business Day prior to the date such payroll is so payable, Lender shall deposit into Borrower's payroll account, the salary and wages payable to such employees.

  (2)     Up to one time per week, but in any event, no more than four times per month, the Lender shall pre-fund and advance to the Borrower the sum of $50,000 initially, with such amount to be updated quarterly to amounts mutually agreed by the Lender and Borrower.

  (3)     During the first week of each calendar month, Borrower shall submit to Lender a written report setting forth the applicable amounts relating to the Corporate Allocations from the immediately preceding calendar month, and subject to approval by Lender, Lender shall disburse to Borrower, no later than the fifth (5th) day after receipt of such written report, an amount sufficient to reimburse Borrower for such preceding month's Corporate Allocations.

  (4)     During the first week of each calendar month, Borrower shall submit to the Lender a written report (together with applicable invoices and other supporting documentation) setting forth the Credit Card Expenses and Benefits from the immediately preceding calendar month, and subject to approval by Lender, Lender shall disburse to Borrower, no later than the fifth (5th) day after receipt of such written report, an amount sufficient to reimburse Borrower, for such preceding month's Credit Card Expenses and Benefits.

  (5)     Upon the written request of Borrower, which request sets forth a summary of all other Operating Expenses incurred in the immediately preceding month, at least once per month, but in any case not more than three (3) times per month, subject to approval by Lender, Lender shall disburse funds in an amount sufficient to cover all other remaining Operating Expenses set forth in such written request.

  (6)     From time to time as required by the Lock-Box Agreement, Lender shall pay such fees and expenses as are required to be paid to the Depository in connection with the Restricted Account.

  During the first week of each calendar month, Borrower shall submit to Lender a written report which shows the actual accounts payable of Borrower which were paid during the preceding month in connection with the Projects and a reconciliation between the amount disbursed to Borrower pursuant to (2) above and such actual accounts payable. To the extent that the actual accounts payable amount is less than the amount disbursed pursuant to (2) above, the next distribution to Borrower pursuant to (2) above shall be decreased to reflect such difference. Subject to Section 14(e)(1) of the Agreement, to the extent that the actual accounts payable amount is greater than the amount disbursed pursuant to (2) above, the next distribution to Borrower pursuant to (2) above shall be increased to reflect such difference.